UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23198

Nuveen Preferred and Income 2022 Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report July 31, 2017

JPC
Nuveen Preferred and Income Opportunities Fund (formerly known as Nuveen Preferred Income Opportunities Fund)

JPI
Nuveen Preferred and Income Term Fund

JPS
Nuveen Preferred and Income Securities Fund (formerly known as Nuveen Preferred Securities Income Fund)

JPT
Nuveen Preferred and Income 2022 Term Fund

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey and Irma has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 20, 2017

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Portfolio Managers’

Comments

Nuveen Preferred and Income Opportunities Fund (formerly known as Nuveen Preferred Income Opportunities Fund) (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred and Income Securities Fund (formerly known as Nuveen Preferred Securities Income Fund) (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen LLC, are sub-advisers for the Nuveen Preferred and Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen LLC. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred and Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Effective September 29, 2017 (subsequent to the close of this reporting period) as approved by the Fund’s Board of Trustees, the Nuveen Preferred Income Opportunities Fund’s name was changed to the Nuveen Preferred and Income Opportunities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity.

Effective September 29, 2017 (subsequent to the close of this reporting period) as approved by the Fund’s Board of Trustees, the Nuveen Preferred Securities Income Fund’s name was changed to the Nuveen Preferred and Income

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Securities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities.

During November 2016, Nuveen Flexible Investment Income Fund (JPW) was approved for merger into Nuveen Preferred and Income Opportunities Fund (JPC) by the Funds’ Board of Trustees. During May 2017, the reorganization was approved by shareholders and became effective before the opening of the New York Stock Exchange on June 12, 2017.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganization for further information.

Effective January 31, 2017, JPC and JPS removed the investment policy prohibiting investment in floating rate securities.

Effective December 31, 2016, the primary and secondary benchmarks for JPC changed in order to better represent the current investible universe of preferred securities. The new primary is BofA Merrill Lynch U.S. All Capital Securities Index and new secondary Blended Benchmark is 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index, 30% BofA Merrill Lynch U.S. All Capital Securities Index and 20% BofA Merrill Lynch Contingent Capital Securities USD Hedged Index. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmarks.

Effective December 31, 2016, the primary and secondary benchmarks for JPS changed in order to better represent the current investible universe of preferred securities. The new primary is BofA/Merrill Lynch U.S. All Capital Securities Index and new secondary Blended Benchmark is 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmarks.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2017; and for the abbreviated reporting period since the Fund’s inception on January 26, 2017 through July 31, 2017 for JPT?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.0% for the U.S. economy in the second quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in July 2017 from 4.9% in July 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended July 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in June 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

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The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations. As expected, the Fed left rates unchanged at its July 2017 meeting.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform dimmed the prospects for President Trump’s tax cuts and other fiscal stimulus, while investors braced for a showdown in Congress over increasing the nation’s debt limit. Toward the end of the reporting period, escalating tensions between the U.S. and North Korea led to some near-term volatility in global equity shares to the benefit of perceived safe-haven assets such as gold, U.S. Treasury bonds and Japanese yen.

The credit markets, in particular the $25 par market, corrected in the weeks leading up to the November 2016 election as interest rates began to rise after the European Central Bank hinted that bond buying to its balance sheet was unsustainable. The Trump campaign’s upset victory caused U.S. Treasury bonds to plummet and the $25 par market to have technical selling pressure going into a tax loss selling season at the end of 2016. Since then it has been an uphill climb for all of the preferred securities markets as spreads have closed at their tightest levels since 2006. The BofA/Merrill Lynch U.S. All Capital Securities Index which represents the $1,000 par market returned 6.66%, BofA/Merrill Lynch Preferred Securities Fixed Rate Index which represents the $25 par market returned 4.85% while the BofA/Merrill Lynch Contingent Capital Index which represents the contingent capital (CoCos) market returned 15.94%.

What key strategies were used to manage JPC, JPI and JPS during this twelve-month reporting period ended July 31, 2017; and for the abbreviated reporting period since the Fund’s inception on January 26, 2017 through July 31, 2017 for JPT and how did these strategies influence performance?

Nuveen Preferred and Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2017. For the twelve-month reporting period ended July 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPC Blended Benchmark, the old JPC Blended Benchmark and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

During the reporting period, JPC had a policy requiring it to invest at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the

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Portfolio Managers’ Comments (continued)

most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NAM

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like utilities, banks and insurance companies, in hopes of benefitting from the added scrutiny of regulatory oversight.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

During the twelve month reporting period ended July 31, 2017, NAM continued to incorporate several themes within the Fund relative to its benchmark, including: a slight overweight to the $1,000 par side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); an overweight to U.S.-domiciled issuers; and an underweight to contingent capital securities.

With respect to the investment themes listed above, NAM does not anticipate materially changing the Fund’s positioning in the near future. NAM feels that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. As a result, NAM will likely maintain an overweight to $1,000 par securities to capitalize upon this relative value opportunity. In addition, the overweight to $1,000 par securities is partially due to our desire to position defensively against a rising interest rate environment. Indeed, NAM acknowledges that one of the primary risks to the asset class is the potential negative impact rising interest rates can have on our security prices. In addition to standard interest rate risk, sometimes referred to as duration or duration risk, callable fixed rate coupon securities, like the majority of our investible universe, are also subject to duration extension risk in a rising rate environment. Duration extension risk refers to fact that the duration of callable fixed rate coupon securities tends to extend, and thereby increase the bond’s interest rate risk going forward, during periods of rising interest rates, exactly the time when investors would suffer greater losses due to longer duration. Luckily, duration and duration extension risk can be managed by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities can have lower duration profiles and eliminate or mitigate a significant amount of duration extension risk compared to a simple fixed-rate coupon structure. These non-fixed rate coupon structures are far more common on the $1,000 par side of the market. As a result, NAM’s overweight to $1,000 par securities allows them to position opportunistically from a relative value perspective, while also allowing NAM to position the Fund defensively against the risk associated with rising interest rates. As of the end of the reporting period, the Fund had an approximate 84% allocation to securities with coupons that have reset features, compared to approximately 71% exposure in the benchmark index.

8	NUVEEN

The Fund’s overweight to $1,000 par structures was accretive to relative performance during the reporting period. First, as of the beginning of the reporting period, valuations on the $25 par side of the market were already quite rich versus the $1,000 par side of the market. Retail investors have historically demonstrated a strong bias for income-generating investments. Couple this natural bias with a prolonged period of low interest rates, and the level of urgency for retail investors increased significantly. Within the preferred securities and contingent capital securities markets, the $25 par side of the market is arguably best positioned to benefit from retail demand. These securities are available in small, retail-sized denominations, and they are easily accessible to retail investors as most are exchange traded. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and option adjusted spread (OAS), instead often simply focusing on the size of a particular security’s coupon. Given these underlying forces, it is no surprise that this disproportionate retail demand has driven $25 par security valuations to such very rich levels versus $1,000 par valuations. NAM should also note that flows during the reporting period into preferred security exchange-traded funds (ETFs), the largest of which only invest in $25 par or equivalent security structures, were quite meaningful. Several ETFs in the category have reached a record number of shares outstanding as of the writing of this commentary. These ETF flows were another source of demand for $25 par structures, helping to push valuations to today’s relatively rich levels.

Second, interest rates generally moved higher during the reporting period, disproportionately weighing on the $25 par valuations. As stated previously, the $25 par side of the market is primarily comprised of fixed-rate coupon callable structures. All else equal, these securities may contain more duration and duration extension risk compared to securities with coupons that have reset features. As a result, during a rising rate environment, it is common for investors to rotate away from fixed-rate coupon structures and into other coupon structures like floating rate, fixed-to-floating rate, and/or fixed-to-fixed rate coupon securities. Because coupons with reset features are more common on the $1,000 par side of the market, the rotation into these structures often results in investors rotating out of $25 par securities and into the $1,000 par securities. This dynamic also contributed to the recent relative outperformance of the $1,000 par side of the market.

During the twelve month reporting period, the Fund held an overweight to U.S.-domiciled issuers. Unfortunately, this positioning detracted from performance relative to the benchmark, as non-U.S.-domiciled issuers outperformed meaningfully during this time. Taking a closer look at the U.S. versus non-U.S. allocation, the underweight to non-U.S. issuers was primarily due to an underweight to contingent capital securities. At the end of the reporting period, the Fund had an allocation of around 21% to contingent capital securities, well below the 40% allocation within the benchmark index. While still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities by approximately 6% since the previous reporting period. Positive developments within the European bank market disproportionately benefited European banks and other non-U.S. domiciled issuers, and by association, the contingent capital securities market. Of particular note, the orderly forced sales of three troubled banks under the European Union’s Bank Recovery and Resolution Directive brought closure to some prominent headlines that had been plaguing the market. In addition, after several months of negotiations between Italian regulators and the European Commission, a precautionary recapitalization for Monte dei Paschi was finally approved. These actions cleared some of the last meaningful hurdles that had been hindering further recovery within the European bank market. On another note, NAM should also acknowledge that an improving European geopolitical backdrop also disproportionately benefited its non-U.S. issuers during the reporting period. The resounding defeat of populist parties in both the March 2017 Dutch election and the May 2017 French election helped alleviate concerns regarding destabilization of the European Union.

However, while the non-U.S. segment of the market outperformed the domestic market, the U.S. segment still posted respectably positive returns. We believe, the U.S. segment benefited from a combination of both positive technical and fundamental factors. First, supply out of U.S. banks remained light during the reporting period as most had already exceeded their regulatory capital requirements. Lack of new issue supply coupled with continued strong demand resulted in a supportive dynamic for valuations. Second, the incredibly strong performance of U.S. banks in the annual

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Portfolio Managers’ Comments (continued)

regulatory stress tests once again confirmed the tremendous strength of U.S. bank balance sheets. This likely contributed to spread compression during the reporting period, reflecting a lower fundamental risk profile of our domestic banks. The combination of these factors contributed significantly to the positive performance of securities issued by the Fund’s U.S.-domiciled institutions, but not enough to keep pace with the non-U.S. segment of the market.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, equity, investment grade corporate bonds and high yield holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular NWQ’s holdings in the insurance, industrials and utilities sectors.

Several of NWQ’s holdings performed well during the reporting period, in particular NWQ’s equity holdings, which included Nordstrom, Inc. common stock. Nordstrom is a best-in-class retailer with a healthy store footprint and growing e-commerce presence. However, it is not immune to the weak bricks-and-mortar retail landscape, which has been negatively affected by the shift to e-commerce. This presented an attractive entry point for NWQ to initiate a position, because NWQ viewed the company as fundamentally oversold and undervalued. However, given the secular challenges and the always-volatile holiday season, NWQ remained disciplined and exited the position, as NWQ no longer believed that the risk/reward profile was favorable. Another top performer was TPG Specialty Lending Inc. common stock. The business development company beat earnings and revenue forecasts during the reporting period. Lastly, Liberty Mutual preferred stock also contributed to performance. Liberty Mutual, one of the largest global insurance companies, continues to have a solid market position in both commercial and personal lines of insurance.

Individual positions that detracted from performance included health care sector holdings, AstraZeneca PLC. AstraZeneca’s stock was weak as concerns about pharmaceutical pricing continued to pressure the industry during the reporting period. The company’s third quarter 2016 results were somewhat below expectations, as AstraZeneca’s largest drug, Crestor, went off patent. NWQ continues to believe the company offers compelling risk/reward from these levels as its pipeline of new drugs comes online in the next couple of years. Also detracting from performance was the common stock of GameStop Corp. The company pre-announced weak third quarter earnings (quarter ended October 31, 2016) and lowered its fiscal year guidance. We no longer hold our position in GameStop Corp. Also detracting from performance was the common stock of National CineMedia, Inc. National CineMedia detracted from performance as the company cut their full-year guidance. NWQ views National CineMedia as a company in transition from a legacy, local-centric advertising platform, to a more interactive, millennial-focused national platform. This transition may take longer than expected because the company also is facing cyclical advertising weakness.

NWQ has always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, NWQ believes the Fund has been positioned to moderate potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

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During the reporting period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options were sold off during the reporting period and had a negligible impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended July 31, 2017. For the twelve-month reporting period ended July 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

During the twelve month reporting period ended July 31, 2017, NAM continued to incorporate several themes within the Fund relative to its benchmark, including: an overweight to the $1,000 par side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); an overweight to U.S.-domiciled issuers; and an underweight to contingent capital securities.

With respect to the investment themes listed above, NAM does not anticipate materially changing the Fund’s positioning in the near future. NAM feels that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. As a result, NAM will likely maintain an overweight to $1,000 par securities to capitalize upon this relative value opportunity. In addition, the overweight to $1,000 par securities is partially due to NAM’s desire to position defensively against a rising interest rate environment. Indeed, NAM acknowledges that one of the primary risks to the asset class is the potential negative impact rising interest rates can have on our security prices. In addition to standard interest rate risk, also known as duration, callable fixed rate coupon securities, like the majority of our investible universe, are also subject to duration extension risk in a rising rate environment. Unfortunately, duration extension during a period of rising interest rates occurs exactly when higher duration leads to incrementally higher losses for investors. Luckily, duration and duration extension risk can be managed by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities can have lower duration profiles and eliminate or mitigate a significant amount of duration extension risk compared to a fixed-rate coupon structure. These non-fixed rate coupon structures are far more common on the $1,000 par side of the market. As a result, our overweight to $1,000 par securities allows NAM to position opportunistically from a relative value perspective, while also allowing NAM to position the Fund defensively against the risk associated with rising

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Portfolio Managers’ Comments (continued)

interest rates. As of the end of the reporting period, the Fund had an approximate 87% allocation to securities with coupons that have reset features, compared to approximately 71% exposure in the benchmark index.

The Fund’s overweight to $1,000 par structures was accretive to relative performance during the reporting period. First, as of the beginning of the reporting period, valuations on the $25 par side of the market were already quite rich versus the $1,000 par side of the market. Retail investors have historically demonstrated a strong bias for income-generating investments. Couple this natural bias with a prolonged period of low interest rates, and the level of urgency for retail investors increased significantly. Within the preferred securities and contingent capital securities markets, the $25 par side of the market is arguably best positioned to benefit from retail demand. These securities are available in small, retail-sized denominations, and they are easily accessible to retail investors as most are exchange traded. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and option adjusted spread (OAS), instead often simply focusing on the size of a particular security’s coupon. Given these underlying forces, it is no surprise that this disproportionate retail demand has driven $25 par security valuations to such very rich levels versus $1,000 par valuations. NAM should also note that flows during the reporting period into preferred security exchange-traded funds (ETFs), the largest of which only invest in $25 par or equivalent security structures, were quite meaningful. Several ETFs in the category have reached a record number of shares outstanding as of the writing of this commentary. These ETF flows were another source of demand for $25 par structures, helping to push valuations to today’s relatively rich levels.

Second, interest rates generally moved higher during the reporting period, disproportionately weighing on the $25 par valuations. As stated previously, the $25 par side of the market is primarily comprised of fixed-rate coupon callable structures. All else equal, these securities may contain more duration and duration extension risk compared to securities with coupons that have reset features. As a result, during a rising rate environment, it is common for investors to rotate away from fixed-rate coupon structures and into other coupon structures like floating rate, fixed-to-floating rate, and/or fixed-to-fixed rate coupon securities. Because coupons with reset features are more common on the $1,000 par side of the market, the rotation into these structures often results in investors rotating out of $25 par securities and into the $1,000 par securities. This dynamic also contributed to the recent relative outperformance of the $1,000 par side of the market.

During the reporting period, JPI held an overweight to U.S.-domiciled issuers. Unfortunately, this positioning detracted from performance relative to the benchmark, as non-U.S.-domiciled issuers outperformed meaningfully during this time. Taking a closer look at the U.S. versus non-U.S. allocation, the underweight to non-U.S. issuers was primarily due to an underweight to contingent capital securities (CoCos). At the end of the reporting period, the Fund had an allocation of around 23% to CoCos, well below the 40% allocation within the benchmark index. While still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities by approximately 8% since the previous reporting period. Positive developments within the European bank market disproportionately benefited European banks and other non-U.S. domiciled issuers, and by association, the CoCos market. Of particular note, the orderly forced sales of three troubled banks under the European Union’s Bank Recovery and Resolution Directive brought closure to some prominent headlines that had been plaguing the market. In addition, after several months of negotiations between Italian regulators and the European Commission, a precautionary recapitalization for Monte dei Paschi was finally approved. These actions cleared some of the last meaningful hurdles that had been hindering further recovery within the European bank market. On another note, NAM should also acknowledge that an improving European geopolitical backdrop also disproportionately benefited NAM’s non-U.S. issuers during the reporting period. The resounding defeat of populist parties in both the March 2017 Dutch election and the May 2017 French election helped alleviate concerns regarding destabilization of the European Union.

However, while the non-U.S. segment of the market outperformed the domestic market, the U.S. segment still posted respectably positive returns. In our opinion, the U.S. segment benefited from a combination of both positive technical and fundamental factors. First, supply out of U.S. banks remained light during the reporting period as most had already exceeded their regulatory capital requirements. Lack of new issue supply coupled with continued strong demand

12	NUVEEN

resulted in a supportive dynamic for valuations. Second, the incredibly strong performance of U.S. banks in the annual regulatory stress tests once again confirmed the tremendous strength of U.S. bank balance sheets. This likely contributed to spread compression during the reporting period, reflecting a lower fundamental risk profile of our domestic banks. The combination of these factors contributed significantly to the positive performance of securities issued by our U.S.-domiciled institutions, but not enough to keep pace with the non-U.S. segment of the market.

Nuveen Preferred and Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2017. For the twelve-month reporting period ended July 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/ Merrill Lynch U.S. All Capital Securities Index, the new JPS Blended Benchmark, the old JPS Blended Benchmark and the Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy during the reporting period was to reduce the negative convexity risk in the Fund’s portfolio. Negative convexity is a term that refers to a declining rate of price change as interest rates decline. This can happen on a preferred security when its call option goes into-the-money when its yield declines, which in turn, makes its modified duration appear less risky. When these in-the-money options go out-of-the-money, the reverse can happen, which extends duration resulting in higher price risk. The portion of the preferred securities market with the most negative convexity is the $25 par market (represented in materiality by the passive exchange-traded funds in preferred and hybrid securities).

One of our primary tactics has been to reduce the $25 par concentration in the Fund in favor of the contingent capital securities (otherwise known as CoCos) market of hybrid securities. As mentioned in previous reports, CoCos contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss absorbing features come in one of three structures: equity conversion, permanent write-down of principal, or temporary write-down of principal with the possibility of future write-up when/if the issuer were able to replenish capital levels back above the threshold trigger level. The rotational trade from $25 par preferreds to CoCos eliminates negative convexity, (which relates to the tendency of a security’s interest rate risk to increase as market interest rates rise), generally picks up yield and adds opportunity for book yield to increase if the term structure of interest rates rises.

Overall, we have a risk-averse orientation toward security structure and portfolio structure, which is in keeping with our efforts to preserve capital and provide attractive income relative to senior corporate credit. The $25 par market represents approximately 11% of the Fund, while the CoCo market represents 38%, both markets are underweight the benchmark. The Fund’s overweight is concentrated in the U.S. financial and global non-financial $1,000 par capital securities market of the preferred and hybrid securities universe. The duration extension risk of the Fund’s portfolio is greatly mitigated due to the underweight of the $25 par market. Overall, the Fund’s duration ended the reporting period at 4.7 years which is roughly unchanged despite the Fed’s move three times to raise the shorter-term rate by 75 basis points.

During the reporting period, the Fed raised its target funds rate three times. As a result, the insurance market and the floating rate U.S. bank capital security markets were standouts for absolute performance. There was a sharp correction in the $25 par market of the market due to a rapid rise in the U.S. 30-year Treasury rate and the over-bought value of the retail market at the end of the summer of 2016. There was another correction at the end of 2016 after the election. The Fund was underweight the $25 market which benefited performance.

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Portfolio Managers’ Comments (continued)

The CoCo market led all other areas of the preferred and hybrid securities market given the constructive regulatory changes in non-U.S. bank capital requirements relative to Tier (Pillar) 2 capital. The CoCo market received some good fundamental news through regulatory changes during the summer of 2016 whereby coupon payments should gain more certainty because the capital that European Union (EU) member banks will be required to hold in order to pay the coupons was reduced. This change by the European Central Bank gives the EU banks more cushion to absorb losses before a capital trigger can begin to limit the maximum distributable amounts. The rotational trade from $25 par preferreds to CoCos benefited the Fund’s overall performance.

Some of the Fund’s top performing holdings during this reporting period include MetLife 9.25%, PPL Capital Funding Inc. and Liberty Mutual Group. The underperformers for the reporting period included Arch Capital Group Limited, Deutsche Bank and ING Groep N.V.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated period since its inception on January 26, 2017 through July 31, 2017. For abbreviated reporting period ended July 31, 2017, the Fund’s shares at net asset value (NAV) slightly underperformed the BofA/Merrill Lynch U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

During the since inception period ended July 31, 2017, NAM continued to incorporate several themes within the Fund relative to its benchmark, including: a significant overweight to the $1,000 par side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); and a slight underweight to U.S.-domiciled issuers.

With respect to the investment themes listed above, NAM does not anticipate materially changing the Fund’s positioning in the near future. NAM feels that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. As a result, NAM will likely maintain an overweight to $1,000 par securities to capitalize upon this relative value opportunity. In addition, the overweight to $1,000 par securities is partially due to our desire to position defensively against a rising interest rate environment. NAM acknowledges that one of the primary risks to the asset class is the potential negative impact rising interest rates can have on security prices. In addition to

14	NUVEEN

standard interest rate risk, also known as duration, callable fixed rate coupon securities, like the majority of our investible universe, are also subject to duration extension risk in a rising rate environment. Unfortunately, duration extension during a period of rising interest rates occurs exactly when higher duration leads to incrementally higher losses for investors. Luckily, duration and duration extension risk can be managed by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities can have lower duration profiles and eliminate or mitigate a significant amount of duration extension risk compared to a fixed-rate coupon structure. These non-fixed rate coupon structures are far more common on the $1,000 par side of the market. As a result, our overweight to $1,000 par securities allows us to position opportunistically from a relative value perspective, while also allowing NAM to position the Fund defensively against the risk associated with rising interest rates. As of the end of the reporting period, the Fund had an approximate 81% allocation to securities with coupons that have reset features, compared to approximately 56% exposure in the benchmark index.

The Fund’s overweight to $1,000 par structures slightly detracted from relative performance during the reporting period. First, while valuations on the $25 par side of the market were quite rich versus the $1,000 par side of the market at the beginning of the reporting period, the $25 par market outperformed during the first few months of 2017 as it rebounded from heavy tax-loss harvesting activity in late 2016. In addition, with interest rates stabilizing early in 2017, investors became less wary of the highly interest rate sensitive fixed-rate coupon $25 par securities. This change in outlook also facilitated investor cash flows into the $25 par side of the market. Given the backdrop for the preferred securities market, NAM is not surprised that $25 par securities demonstrate rich valuations versus their $1,000 par counterparts. Retail investors have historically demonstrated a strong bias for income-generating investments. Couple this natural bias with a prolonged period of low interest rates, and the level of urgency for retail investors increased significantly. Within the preferred securities market, the $25 par side of the market is ideally positioned to benefit from retail demand. These securities are available in small, retail-sized denominations, and they are easily accessible to retail investors as most are exchange traded. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and OAS, instead often simply focusing on the size of a particular security’s coupon. Given these underlying forces, it is no surprise that this disproportionate retail demand has driven $25 par security valuations to very rich levels versus $1,000 par security valuations. NAM should also note that flows during the reporting period into preferred security exchange-traded funds (ETFs), the largest of which only invest in $25 par or equivalent security structures, were quite meaningful. Several ETFs in the category have reached a record number of shares outstanding as of the writing of this commentary. These ETF flows were another source of demand for $25 par structures, helping to push valuations to today’s relatively rich levels.

Second, interest rates generally moved lower during the reporting period, disproportionately benefitting $25 par valuations. As stated previously, the $25 par side of the market is primarily comprised of fixed-rate coupon callable security structures. All else equal, these securities may contain more duration and duration extension risk compared to securities with coupons that have reset features. As a result, during a declining rate environment, it is common for investors to rotate into fixed-rate coupon structures and out of other coupon structures like floating rate, fixed-to-floating rate, and/or fixed-to-fixed rate coupon securities. Because coupons with reset features are more common on the $1,000 par side of the market, the rotation out of coupons with reset features often results in investors rotating into $25 par securities and out of $1,000 par securities. This dynamic also contributed to the since inception relative outperformance of the $25 par side of the market.

During the reporting period, the Fund’s overweight to U.S.-domiciled issuers contributed to performance relative to the benchmark, as U.S.-domiciled issuers outperformed modestly between its since inception date of January 26, 2017 through July 31, 2017. Much of the relative performance had to do with domestic preferreds recovering from relative underperformance during the fourth quarter of 2016. As interest rates stabilized during the reporting period and as intermediate and long term U.S. interest rates decreased during this same timeframe, U.S. preferred securities recouped disproportionate losses incurred late in 2016.

NUVEEN	15

Portfolio Managers’ Comments (continued)

Several other factors likely contributed to the outperformance of the U.S. side of the market during the reporting period. First, supply out of U.S. banks remained light as most had exceeded their Additional Tier 1, or preferred security, regulatory capital requirements before the reporting period even began. Lack of new issue supply coupled with continued strong demand were supportive of valuations. Second, the incredibly strong performance of the U.S. banks during the annual regulatory stress tests again confirmed the tremendous strength of U.S. bank balance sheets. These factors contributed to the relative outperformance of the U.S. side of the market during the reporting period.

Non-U.S. preferred securities performed well on an absolute basis during the abbreviated reporting period. There were several developments within the European bank market that benefited European banks and other non-U.S. domiciled issuers. Of particular note, the orderly forced sales of three troubled banks under the European Union’s Bank Recovery and Resolution Directive brought closure to some prominent headlines that had been plaguing the market. In addition, after several months of negotiations between Italian regulators and the European Commission, a precautionary recapitalization for Monte dei Paschi was finally approved. These actions cleared some of the last meaningful hurdles that had been hindering further recovery within the European bank market. On another note, NAM should also acknowledge that an improving European geopolitical backdrop also disproportionately benefited our non-U.S. issuers during the reporting period. The resounding defeat of populist parties in both the March 2017 Dutch election and the May 2017 French election helped alleviate concerns regarding destabilization of the European Union.

During the reporting period, the Fund invested in interest rate futures. These interest rate futures had a negative effect on overall Fund performance during the reporting period.

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Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings as well as the use of reverse repurchase agreements for JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts contributed to overall Fund performance.

As of July 31, 2017, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	32.48%	27.57%	33.04%	19.56%
Regulatory Leverage*	32.48%	27.57%	28.52%	19.56%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period							Subsequent to the Close of the Reporting Period
Fund	August 1, 2016	Draws		Paydowns	July 31, 2017	Average Balance Outstanding		Draws	Paydowns	September 29, 2017
JPC	$404,100,000	$135,900,000	*	$—	$540,000,000	$413,346,575		$—	$(103,000,000)	$437,000,000
JPI	$225,000,000	$—		$—	$225,000,000	$225,000,000		$—	$—	$225,000,000
JPS	$945,000,000	$50,300,000		$(150,000,000)	$845,300,000	$827,285,479		$—	$—	$845,300,000
JPT	$—	$42,500,000		$—	$42,500,000	$42,000,000	**	$—	$—	$42,500,000
*	Amount includes $27,000,000 of borrowings resulting from the reorganization of JPW into JPC.
**	For the period February 7, 2017 (initial draw on borrowings) through July 31, 2017.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPS utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2016	Purchases	Sales	July 31, 2017	Average Balance Outstanding	Purchases	Sales	September 29, 2017
$ —	$200,000,000	$—	$200,000,000	$159,313,725	$ —	$—	$200,000,000

Subsequent to the close of this reporting period, JPC entered into a $125,000,000 reverse repurchase agreement as a means of leverage.

NUVEEN	17

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2016	$0.0670	$0.1625	$0.0620	$—
September	0.0670	0.1625	0.0620	—
October	0.0670	0.1625	0.0620	—
November	0.0670	0.1625	0.0620	—
December	0.0640	0.1505	0.0620	—
January	0.0640	0.1505	0.0620	—
February	0.0640	0.1505	0.0620	—
March	0.0640	0.1505	0.0620	0.1275
April	0.0640	0.1505	0.0620	0.1275
May	0.0640	0.1505	0.0620	0.1275
June	0.0650	0.1415	0.0620	0.1275
July 2017	0.0650	0.1415	0.0620	0.1275
Total Distributions	$0.7820	$1.8360	$0.7440	$0.6375

Current Distribution Rate*	7.37%	6.75%	7.22%	6.06%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPT declared its initial distribution of $0.1275 in February 2017.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2017, JPS and JPT had positive UNII balances while JPC and JPI had zero UNII balances for tax purposes. JPC and JPI had negative UNII balances while JPS and JPT had positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income, except as noted below. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights,

18	NUVEEN

respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JPC and JPI seek to pay regular monthly distributions at a level rate that reflect past and projected net income of the Funds. The Funds may own certain investments which recognize income for financial reporting in a matter that is different than the tax recognition. During the current fiscal year, the Funds owned certain investments which accrued income for financial reporting purposes but was not recognized as current income for tax purposes. Although the Funds reduced distributions during the year, each Fund’s distribution amount over the entire fiscal year exceeded the actual amount of net income for tax purposes. As a result, a portion of each Fund’s fiscal year distributions have been deemed to be a return of capital, which are identified in the table below.

Fiscal Year Ended July 31, 2017	JPC	JPI
Regular monthly distribution per share
From net investment income	$0.7684	$1.7640
From net realized capital gains	—	—
Return of capital	0.0136	0.0720

Total per share distribution	$0.7820	$1.8360

COMMON SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized for JPC, JPI and JPS and authorized for JPT an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2017, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS
Common shares cumulatively repurchased and retired	2,826,100	0	0
Common shares authorized for repurchase	9,690,000	2,275,000	12,040,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$10.87	$25.97	$10.39	$25.62
Common share price	$10.59	$25.15	$10.30	$25.24
Premium/(Discount) to NAV	(2.58)%	(3.16)%	(0.87)%	(1.48)%
12-month average premium/(discount) to NAV	(4.91)%	(2.67)%	(2.57)%	0.30	%*

*	For the period January 26, 2017 (commencement of operations) through July 31, 2017.

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Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred and Income Opportunities Fund (JPC)

(formerly known as Nuveen Preferred Income Opportunities Fund)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred and Income Securities Fund (JPS)

(formerly known as Nuveen Preferred Securities Income Fund)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to

20	NUVEEN

the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

NUVEEN	21

JPC

Nuveen Preferred and Income Opportunities Fund

(formerly known as Nuveen Preferred Income Opportunities Fund)

Performance Overview and Holding Summaries as of July 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	11.16%	10.15%	6.22%
JPC at Common Share Price	9.73%	11.02%	7.90%
BofA/Merrill Lynch U.S. All Capital Securities Index	6.66%	7.67%	4.50%
JPC Blended Benchmark (New Blended Benchmark)	7.66%	6.55%	4.63%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	4.85%	6.48%	3.87%
JPC Blended Benchmark (Old Blended Benchmark)	4.89%	6.51%	4.61%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	0.3%
$25 Par (or similar) Retail Preferred	49.5%
Convertible Preferred Securities	3.0%
Corporate Bonds	10.9%
$1,000 Par (or similar) Institutional Preferred	64.0%
Contingent Capital Securities	17.6%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings	148.1%
Borrowings	(48.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	39.8%
Insurance	16.3%
Capital Markets	8.8%
Food Products	5.6%
Consumer Finance	4.0%
Electric Utilities	3.9%
Other	19.3%
Repurchase Agreements	2.3%
Total	100%

Country Allocation1

(% of total investments)

United States	74.6%
United Kingdom	6.7%
France	3.6%
Canada	2.8%
Australia	1.8%
Other	10.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.9%
JPMorgan Chase & Company	3.0%
Bank of America Corporation	3.0%
Wells Fargo & Company	2.9%
Land O’ Lakes Incorporated	2.7%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	4.2%
BBB	45.9%
BB or Lower	41.7%
N/R (not rated)	8.2%
Total	100%

1	Includes 2.2% (as a percentage of total investments) in emerging market countries.

NUVEEN	23

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
JPI at Common Share NAV	13.62%	10.53%	10.44%
JPI at Common Share Price	10.29%	8.83%	9.23%
BofA/Merrill Lynch U.S. All Capital Securities Index	6.66%	7.67%	8.17%
JPI Blended Benchmark	10.52%	6.61%	6.65%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	35.7%
Corporate Bonds	0.7%
$1,000 Par (or similar) Institutional Preferred	68.8%
Contingent Capital Securities	31.6%
Other Assets Less Liabilities	1.3%
Net Assets Plus Borrowings	138.1%
Borrowings	(38.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	48.1%
Insurance	18.0%
Capital Markets	9.5%
Diversified Financial Services	5.7%
Food Products	4.8%
Other	13.9%
Total	100%

Country Allocation1

(% of total investments)

United States	58.7%
United Kingdom	11.1%
France	6.5%
Italy	3.7%
Australia	3.4%
Other	16.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.9%
Lloyds Banking Group PLC	3.5%
JPMorgan Chase & Company	3.5%
Financial Security Assurance Holdings	3.3%
Farm Credit Bank of Texas	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	4.4%
BBB	48.2%
BB or Lower	44.1%
N/R (not rated)	3.3%
Total	100%

1	Includes 3.8% (as a percentage of total investments) in emerging market countries.

NUVEEN	25

JPS

Nuveen Preferred and Income Securities Fund

(formerly known as Nuveen Preferred Securities Income Fund)

Performance Overview and Holding Summaries as of July 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	15.83%	10.31%	6.02%
JPS at Common Share Price	15.50%	10.08%	6.51%
BofA/Merrill Lynch U.S. All Capital Securities Index	6.66%	7.67%	7.40%
JPS Blended Benchmark (New Blended Benchmark)	10.52%	6.61%	5.24%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.51)%	2.02%	4.44%
JPS Blended Benchmark (Old Blended Benchmark)	6.49%	7.36%	5.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	18.4%
Convertible Preferred Securities	0.7%
Corporate Bonds	2.4%
$1,000 Par (or similar) Institutional Preferred	69.2%
Contingent Capital Securities	55.7%
Investment Companies	1.2%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	1.0%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	149.3%
Borrowings	(39.9)%
Reverse Repurchase Agreements	(9.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	55.2%
Insurance	18.8%
Capital Markets	9.1%
Diversified Financial Services	4.2%
Other	11.4%
Investment Companies	0.8%
Repurchase Agreements	0.5%
Total	100%

Country Allocation1

(% of total investments)

United States	47.1%
United Kingdom	18.5%
France	10.6%
Switzerland	6.7%
Sweden	4.2%
Other	12.9%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Barclays PLC	3.9%
Lloyds Banking Group PLC	3.6%
JPMorgan Chase & Company	3.5%
Royal Bank of Scotland Group PLC	3.4%
Credit Suisse Group AG	3.3%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	6.1%
BBB	62.2%
BB or Lower	31.7%
Total	100%

1	Includes 3.4% (as a percentage of total investments) in emerging market countries.

NUVEEN	27

JPT

Nuveen Preferred and Income 2022 Term Fund

Performance Overview and Holding Summaries as of July 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2017

Cumulative
Since Inception
JPI at Common Share NAV	6.69%
JPI at Common Share Price	3.54%
BofA/Merrill Lynch U.S. All Capital Securities Index	7.06%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

28	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	27.7%
Corporate Bonds	0.8%
$1,000 Par (or similar) Institutional Preferred	94.5%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	124.3%
Borrowings	(24.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	35.8%
Insurance	26.2%
Capital Markets	8.7%
Food Products	6.9%
Diversified Financial Services	4.0%
Other	17.8%
Repurchase Agreements	0.6%
Total	100%

Country Allocation1

(% of total investments)

United States	69.8%
United Kingdom	6.7%
Australia	4.6%
France	4.3%
Japan	2.8%
Other	11.8%
Total	100%

Top Five Issuers

(% of total long-term investments)

Citigroup Inc.	4.6%
Morgan Stanley	4.5%
Bank of America Corporation	4.2%
Lloyds Banking Group PLC	4.1%
Financial Security Assurance Holdings	4.1%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	9.1%
BBB	55.1%
BB or Lower	32.2%
N/R (not rated)	3.6%
Total	100%

1	Includes 4.3% (as a percentage of total investments) in emerging market countries.

NUVEEN	29

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JPC, JPI and JPS; at this meeting the shareholders were asked to elect Board Members.

The annual meeting of shareholders was held in the offices of Nuveen on April 12, 2017 for JPW; at this meeting the shareholders were asked to approve an Agreement and Plan of Reorganization and to elect Board Members. The meeting was subsequently adjourned to May 5, 2017.

	JPC	JPI	JPS	JPW
	Common Shares	Common Shares	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization
For	—	—	—	1,859,277
Against	—	—	—	108,335
Abstain	—	—	—	70,728
BNV	—	—	—	1,462,266
Total	—	—	—	3,500,606
Approval of the Board Members was reached as follows:
William Adams IV
For	80,297,405	19,134,271	172,503,488	80,297,405
Withhold	2,048,185	390,136	4,903,371	2,048,185
Total	82,345,590	19,524,407	177,406,859	82,345,590
David J. Kundert
For	78,314,545	19,004,750	171,373,377	78,314,545
Withhold	4,031,045	519,657	6,033,482	4,031,045
Total	82,345,590	19,524,407	177,406,859	82,345,590
John K. Nelson
For	80,298,764	19,131,710	172,562,285	80,298,764
Withhold	2,046,826	392,697	4,844,574	2,046,826
Total	82,345,590	19,524,407	177,406,859	82,345,590
Terence J. Toth
For	80,296,390	19,134,521	172,449,956	80,296,390
Withhold	2,049,200	389,886	4,956,903	2,049,200
Total	82,345,590	19,524,407	177,406,859	82,345,590

30	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Preferred and Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred and Income Securities Fund

Nuveen Preferred and Income 2022 Term Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred and Income Opportunities Fund (formerly known as Nuveen Preferred Income Opportunities Fund), Nuveen Preferred and Income Term Fund, Nuveen Preferred and Income Securities Fund (formerly known as Nuveen Preferred Securities Income Fund), and Nuveen Preferred and Income 2022 Term Fund (the “Funds”) as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended (period from January 26, 2017 (commencement of operations ) to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through July 31, 2014 were audited by other auditors whose reports dated September 25, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended (period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2017

NUVEEN	31

JPC

Nuveen Preferred and Income Opportunities Fund
(formerly known as Nuveen Preferred Income Opportunities Fund)
Portfolio of Investments	July 31, 2017

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 145.3% (97.7% of Total Investments)

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corporation			$3,016,334
	Total Common Stocks (cost $3,036,662)			3,016,334

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 49.5% (33.2% of Total Investments)

	Banks – 13.0%

128,500	AgriBank FCB, (3)	6.875%	BBB+	$14,259,491
80,244	Boston Private Financial Holdings Inc.	6.950%	N/R	2,079,122
148,791	Citigroup Inc.	8.125%	BB+	4,121,511
443,498	Citigroup Inc., (4)	7.125%	BB+	13,189,630
172,975	Cobank Agricultural Credit Bank, 144A, (3)	6.250%	BBB+	18,081,302
73,511	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	7,865,677
38,725	Cobank Agricultural Credit Bank, (3)	6.125%	BBB+	3,897,915
148,251	Countrywide Capital Trust III	7.000%	BBB–	3,830,806
162,199	Cowen Group, Inc., (4)	8.250%	N/R	4,320,981
233,907	Fifth Third Bancorp., (4)	6.625%	Baa3	7,115,451
178,757	FNB Corporation	7.250%	Ba2	5,271,544
138,932	HSBC Holdings PLC, (4)	8.000%	Baa1	3,783,118
434,200	Huntington BancShares Inc.	6.250%	Baa3	12,187,994
109,175	KeyCorp Preferred Stock	6.125%	Baa3	3,213,020
82,000	People’s United Financial, Inc.	5.625%	BB+	2,311,580
326,353	Private Bancorp Incorporated, (3), (4)	7.125%	N/R	8,240,413
499,744	Regions Financial Corporation, (4)	6.375%	Ba1	14,787,425
155,751	TCF Financial Corporation	7.500%	BB–	3,970,093
132,000	U.S. Bancorp.	6.500%	A3	3,938,880
216,373	Webster Financial Corporation, (4)	6.400%	Baa3	5,554,295
122,616	Western Alliance Bancorp.	6.250%	N/R	3,200,278
39,465	Zions Bancorporation	6.300%	BB–	1,109,756
	Total Banks			146,330,282

	Capital Markets – 7.5%

130,200	Apollo Investment Corporation	6.875%	BBB–	3,428,166
188,100	Apollo Investment Corporation	6.625%	BBB–	4,758,930
133,500	Charles Schwab Corporation, (4)	6.000%	BBB	3,691,275
109,334	Charles Schwab Corporation	5.950%	BBB	3,023,085
145,905	Fifth Street Finance Corporation	6.125%	BB	3,676,806
14,840	Gladstone Capital Corporation	6.750%	N/R	379,607
74,600	Goldman Sachs Group, Inc.	5.500%	Ba1	2,072,388
163,458	Hercules Technology Growth Capital Incorporated, (4)	6.250%	BBB–	4,168,179
366,880	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	9,249,045
826,628	Morgan Stanley, (4)	7.125%	Ba1	24,757,509
269,900	Morgan Stanley, (4)	6.875%	Ba1	7,953,953
58,600	Morgan Stanley	5.850%	Ba1	1,597,436
74,448	Northern Trust Corporation	5.850%	BBB+	2,016,796
261,622	Solar Capital Limited	6.750%	BBB–	6,611,188
51,445	State Street Corporation	5.350%	Baa1	1,432,229
97,064	Stifel Financial Corporation	6.250%	BB–	2,591,609
119,001	Triangle Capital Corporation	6.375%	N/R	3,064,276
	Total Capital Markets			84,472,477

	Consumer Finance – 3.6%

100,000	Capital One Financial Corporation	6.700%	Baa3	2,750,000
362,326	Discover Financial Services	6.500%	BB–	9,304,532

32	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Consumer Finance (continued)

1,076,845	GMAC Capital Trust I	5.785%	B+	$28,590,235
	Total Consumer Finance			40,644,767

	Diversified Financial Services – 1.2%

373,674	KKR Financial Holdings LLC, (4)	7.375%	BBB	9,614,632
141,562	Main Street Capital Corporation, (4)	6.125%	N/R	3,660,793
	Total Diversified Financial Services			13,275,425

	Diversified Telecommunication Services – 1.2%

309,132	Qwest Corporation, (4)	7.000%	BBB–	7,984,879
197,715	Qwest Corporation, (4)	6.875%	BBB–	5,097,093
	Total Diversified Telecommunication Services			13,081,972

	Equity Real Estate Investment Trusts – 1.1%

182,859	Colony Northstar, Inc.	8.875%	N/R	4,730,562
109,616	Colony Northstar, Inc.	8.250%	N/R	2,808,362
97,631	Penn Real Estate Investment Trust	8.250%	N/R	2,493,496
106,502	Senior Housing Properties Trust	5.625%	BBB–	2,667,875
	Total Equity Real Estate Investment Trusts			12,700,295

	Food Products – 4.0%

360,700	CHS Inc., (4)	7.875%	N/R	10,590,152
517,260	CHS Inc., (4)	7.100%	N/R	15,310,896
486,440	CHS Inc., (4)	6.750%	N/R	14,048,387
23,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,454,532
24,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,767,736
	Total Food Products			45,171,703

	Insurance – 10.5%

236,018	Arch Capital Group Limited, (4)	6.750%	BBB	6,009,018
302,283	Argo Group US Inc., (4)	6.500%	BBB–	7,662,874
394,916	Aspen Insurance Holdings Limited, (4)	5.950%	BBB–	11,310,394
144,900	Aspen Insurance Holdings Limited	5.625%	BBB–	3,778,992
125,700	Axis Capital Holdings Limited	5.500%	BBB	3,147,528
56,900	Delphi Financial Group, Inc., (3)	1.629%	BB+	1,138,000
266,180	Endurance Specialty Holdings Limited, (4)	6.350%	BBB–	7,245,420
205,276	Hartford Financial Services Group Inc.	7.875%	BBB–	6,304,026
592,539	Kemper Corporation	7.375%	Ba1	15,779,314
465,791	Maiden Holdings Limited, (4)	8.250%	BB	11,845,065
315,441	Maiden Holdings NA Limited	7.750%	BBB–	8,516,907
106,195	National General Holding Company	7.625%	N/R	2,748,327
76,400	National General Holding Company	7.500%	N/R	1,995,568
153,954	National General Holding Company, (4)	7.500%	N/R	4,019,739
100,043	PartnerRe Limited	7.250%	Baa2	3,020,298
189,732	Reinsurance Group of America Inc.	6.200%	BBB	5,581,915
411,700	Reinsurance Group of America, Inc., (4)	5.750%	BBB	12,165,735
204,400	Torchmark Corporation, (4)	6.125%	BBB+	5,596,472
	Total Insurance			117,865,592

	Mortgage Real Estate Investment Trusts – 0.9%

178,638	Arbor Realty Trust Incorporated	7.375%	N/R	4,485,600
96,986	MFA Financial Inc.	8.000%	N/R	2,498,359
107,000	Wells Fargo REIT	6.375%	BBB+	2,838,710
	Total Mortgage Real Estate Investment Trusts			9,822,669

	Oil, Gas & Consumable Fuels – 0.9%

80,400	Nustar Energy LP	8.500%	Ba3	2,133,816
50,000	Nustar Energy LP	7.625%	Ba3	1,286,000
256,105	Nustar Logistics Limited Partnership, (4)	7.625%	Ba2	6,520,433
	Total Oil, Gas & Consumable Fuels			9,940,249

NUVEEN	33

JPC	Nuveen Preferred and Income Opportunities Fund
(formerly known as Nuveen Preferred Income Opportunities Fund)
	Portfolio of Investments (continued)	July 31, 2017

Shares	Description (1)	Coupon		Ratings (2)	Value

	Real Estate Management & Development – 0.5%

229,862	Kennedy-Wilson Inc.	7.750%		BB–	$5,930,440

	Specialty Retail – 0.2%

111,825	TravelCenters of America LLC	8.000%		N/R	2,611,114

	Thrifts & Mortgage Finance – 1.5%

161,696	Federal Agricultural Mortgage Corporation, (4)	6.875%		N/R	4,446,640
143,500	Federal Agricultural Mortgage Corporation, (4)	6.000%		N/R	4,023,740
279,100	New York Community Bancorp Inc., (4)	6.375%		Ba1	8,216,704
	Total Thrifts & Mortgage Finance				16,687,084

	U.S. Agency – 2.4%

246,300	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	26,908,275

	Wireless Telecommunication Services – 1.0%

402,740	United States Cellular Corporation, (4)	7.250%		Ba1	10,753,158
	Total $25 Par (or similar) Retail Preferred (cost $517,130,239)				556,195,502

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.0% (2.0% of Total Investments)

	Electric Utilities – 1.0%

167,100	NextEra Energy Inc., (4)	6.371%	9/01/18	BBB	$11,067,033

	Electric Utilities – 2.0%

396,550	Great Plains Energy Inc., (4)	7.000%	9/01/19	N/R	22,127,490
	Total Convertible Preferred Securities (cost $31,020,596)				33,194,523

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.9% (7.5% of Total Investments)

	Biotechnology – 0.3%

$3,500	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	BB–	$3,447,500

	Chemicals – 0.4%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	4,762,656

	Commercial Services & Supplies – 0.6%

6,040	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	6,538,300

	Consumer Finance – 0.6%

5,425	Navient Corporation	8.000%	3/25/20	BB	6,000,050

	Diversified Telecommunication Services – 1.0%

12,600	Frontier Communications Corporation, (4)	11.000%	9/15/25	B+	11,497,500

	Equity Real Estate Investment Trusts – 0.9%

9,175	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	9,450,250

	Food Products – 0.1%

1,310	Land O Lakes Capital Trust I, 144A, (4)	7.450%	3/15/28	Ba1	1,499,950

	Health Care Providers & Services – 0.6%

7,020	Kindred Healthcare Inc.	8.000%	1/15/20	B–	7,055,100

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 0.3%

$3,285	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	$3,506,737

	Insurance – 0.2%

2,010	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,367,921

	Media – 0.9%

8,750	Dish DBS Corporation	7.750%	7/01/26	Ba3	10,478,125

	Oil, Gas & Consumable Fuels – 0.6%

6,200	Enviva Partners LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	6,572,000

	Real Estate Management & Development – 0.3%

3,200	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	3,452,000

	Semiconductors & Semiconductor Equipment – 0.9%

9,000	Micron Technology, Inc.	7.500%	9/15/23	Baa2	10,038,510

	Software – 0.4%

3,700	Conduent Finance Inc. / Xerox Business Services LLC, 144A	10.500%	12/15/24	BB	4,329,000

	Specialty Retail – 0.6%

6,450	L Brands, Inc.	6.875%	11/01/35	BB+	6,192,000

	Technology Hardware, Storage & Peripherals – 1.3%

12,535	Western Digital Corporation	10.500%	4/01/24	BB+	14,838,306

	Wireless Telecommunication Services – 0.9%

3,175	Altice Financing SA, 144A	7.500%	5/15/26	BB–	3,520,440
5,875	Viacom Inc.	6.875%	4/30/36	BBB	6,613,999
9,050	Total Wireless Telecommunication Services				10,134,439
$113,925	Total Corporate Bonds (cost $120,333,698)				122,160,344

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 64.0% (43.0% of Total Investments)

	Banks – 32.2%

$3,500	Bank of America Corporation	6.250%	N/A (5)	BB+	$3,858,750
9,235	Bank of America Corporation	6.300%	N/A (5)	BB+	10,447,094
29,465	Bank of America Corporation, (6)	6.500%	N/A (5)	BB+	33,258,619
741	Bank of America Corporation	8.000%	N/A (5)	BB+	761,378
3,575	Barclays Bank PLC, 144A, (4)	10.180%	6/12/21	A–	4,482,939
4,750	CIT Group Inc., Series A	5.800%	N/A (5)	B+	4,957,813
10,985	Citigroup Inc.	5.875%	N/A (5)	BB+	11,547,981
18,280	Citigroup Inc.	6.250%	N/A (5)	BB+	20,535,752
8,885	Citigroup Inc.	6.125%	N/A (5)	BB+	9,540,269
1,900	Citigroup Inc.	5.950%	N/A (5)	BB+	1,999,218
2,925	Citigroup Inc.	5.800%	N/A (5)	BB+	3,060,281
7,214	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	7,547,647
4,690	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	5,214,516
4,960	Commerzbank AG, 144A, (4)	8.125%	9/19/23	BBB	6,022,581
40,361	General Electric Capital Corporation	5.000%	N/A (5)	A	42,552,199
4,204	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	6,671,244
13,290	JP Morgan Chase & Company	5.300%	N/A (5)	BBB–	13,907,985
32,580	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	37,320,390
125	JPMorgan Chase & Company	6.100%	N/A (5)	BBB–	137,969
10,575	JPMorgan Chase & Company	7.900%	N/A (5)	BBB–	10,971,563
4,485	KeyCorp	5.000%	N/A (5)	Baa3	4,613,944

NUVEEN	35

JPC	Nuveen Preferred and Income Opportunities Fund
(formerly known as Nuveen Preferred Income Opportunities Fund)
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$9,500	Lloyds Bank PLC, 144A	12.000%	N/A (5)	BBB–	$12,889,125
4,510	M&T Bank Corporation	6.450%	N/A (5)	Baa2	5,051,200
5,715	M&T Bank Corporation	5.125%	N/A (5)	Baa2	6,007,894
5,655	PNC Financial Services	5.000%	N/A (5)	Baa2	5,852,925
16,653	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	18,734,625
4,633	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	Ba2	5,773,876
3,325	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	3,482,937
8,450	SunTrust Bank Inc., (4)	5.050%	N/A (5)	Baa3	8,545,063
250	U.S. Bancorp	5.125%	N/A (5)	A3	266,563
3,750	Wachovia Capital Trust III	5.570%	N/A (5)	BBB	3,784,613
3,946	Wells Fargo & Company	7.980%	N/A (5)	BBB	4,089,043
4,605	Wells Fargo & Company	5.900%	N/A (5)	BBB	5,002,181
34,600	Wells Fargo & Company	5.875%	N/A (5)	BBB	38,362,750
3,450	Zions Bancorporation	7.200%	N/A (5)	BB–	3,820,875
	Total Banks				361,073,802

	Capital Markets – 2.6%

4,270	Bank of New York Mellon	4.950%	N/A (5)	Baa1	4,429,228
12,375	Goldman Sachs Group Inc.	5.375%	N/A (5)	Ba1	12,993,750
2,740	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	2,921,963
6,505	Morgan Stanley	5.550%	N/A (5)	Ba1	6,813,987
1,725	State Street Corporation	5.250%	N/A (5)	Baa1	1,810,784
	Total Capital Markets				28,969,712

	Commercial Services & Supplies – 0.4%

3,660	AerCap Global Aviation Trust, 144A, (4)	6.500%	6/15/45	BB	3,934,500

	Consumer Finance – 1.8%

4,396	American Express Company	5.200%	N/A (5)	Baa2	4,566,345
2,160	American Express Company	4.900%	N/A (5)	Baa2	2,214,000
12,455	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	13,124,456
	Total Consumer Finance				19,904,801

	Diversified Financial Services – 3.4%

15	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	15,831,375
5,670	BNP Paribas, 144A	7.195%	N/A (5)	BBB	6,552,365
2,300	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A	2,392,000
9,443	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	10,931,217
1,955	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,096,737
	Total Diversified Financial Services				37,803,694

	Electric Utilities – 2.8%

3,620	Electricite de France, 144A	5.250%	N/A (5)	BBB	3,742,175
23,985	Emera, Inc., (4)	6.750%	6/15/76	BBB–	27,342,900
	Total Electric Utilities				31,085,075

	Energy Equipment & Services – 0.4%

4,015	Transcanada Trust	5.875%	8/15/76	BBB	4,393,213

	Equity Real Estate Investment Trusts – 1.3%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	14,631,250

	Food Products – 4.1%

2,245	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	Baa3	2,508,788
32,865	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	36,315,825
6,740	Land O’ Lakes Incorporated, 144A	7.250%	N/A (5)	BB	7,262,350
	Total Food Products				46,086,963

36	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 13.4%

$1,205	AXA SA	8.600%	12/15/30	A3	$1,717,125
29,510	Financial Security Assurance Holdings, 144A, (4)	6.400%	12/15/66	BBB+	28,831,270
5,000	Friends Life Group PLC, Reg S	7.875%	11/08/49	A–	5,314,500
2,108	La Mondiale SAM, Reg S	7.625%	12/31/49	BBB	2,253,347
7,117	Liberty Mutual Group, 144A, (4)	7.800%	3/07/87	Baa3	8,931,835
9,335	MetLife Capital Trust IV, 144A, (4)	7.875%	12/15/67	BBB	12,520,569
4,425	MetLife Inc.	5.250%	N/A (5)	BBB	4,626,072
5,760	MetLife Inc., 144A, (4)	9.250%	4/08/38	BBB	8,560,800
1,150	Nationwide Financial Services Capital Trust, (4)	7.899%	3/01/37	Baa2	1,269,294
9,550	Nationwide Financial Services Inc., (4)	6.750%	5/15/87	Baa2	10,528,875
900	Principal Financial Group	4.700%	5/15/55	Baa2	933,750
6,855	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	7,746,150
3,315	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,692,081
1,270	Prudential Financial Inc.	5.625%	6/15/43	BBB+	1,390,650
2,540	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,841,625
11,875	QBE Insurance Group Limited, 144A, (4)	7.500%	11/24/43	Baa2	13,626,562
17,135	Sirius International Group Limited, 144A	7.506%	N/A (5)	BB+	17,092,163
19,553	Symetra Financial Corporation, 144A, (4)	8.300%	10/15/37	Baa2	19,797,413
	Total Insurance				151,674,081

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	2,327,212

	Metals & Mining – 0.6%

6,625	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	7,227,875

	U.S. Agency – 0.5%

5	Farm Credit Bank of Texas, 144A, (4)	10.000%	N/A (5)	Baa1	5,766,312

	Wireless Telecommunication Services – 0.3%

3,590	Viacom Inc.	5.875%	2/28/57	Ba1	3,677,506
	Total $1,000 Par (or similar) Institutional Preferred (cost $665,780,920)				718,555,996

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 17.6% (11.8% of Total Investments) (7)

	Banks – 14.0%

$2,820	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (5)	Baa2	$3,155,459
3,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (5)	BB	3,756,780
1,205	Banco Mercantil del Norte, 144A	7.625%	N/A (5)	BB	1,268,624
1,200	Banco Santander SA, Reg S	6.375%	N/A (5)	Ba1	1,231,728
14,135	Barclays PLC	8.250%	N/A (5)	BB+	15,021,265
4,800	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	5,248,800
2,495	Credit Agricole SA, 144A	7.875%	N/A (5)	BBB–	2,814,410
8,660	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	10,337,875
3,950	Credit Agricole, S.A, 144A	6.625%	N/A (5)	BBB–	4,145,288
5,115	HSBC Holdings PLC	6.875%	N/A (5)	BBB	5,609,620
5,055	ING Groep N.V.	6.500%	N/A (5)	BBB–	5,456,872
1,000	ING Groep N.V. Reg S	6.875%	N/A (5)	BBB–	1,085,938
17,095	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	Ba3	18,184,806
23,990	Lloyds Banking Group PLC	7.500%	N/A (5)	BB+	26,688,875
5,000	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	5,325,000
6,125	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	Ba3	6,469,531
8,405	Royal Bank of Scotland Group PLC, (4)	8.625%	N/A (5)	Ba3	9,282,314
8,726	Societe Generale, 144A	7.875%	N/A (5)	BB+	9,778,521
7,795	Societe Generale, 144A, (4)	7.375%	N/A (5)	BB+	8,516,038

NUVEEN	37

JPC	Nuveen Preferred and Income Opportunities Fund
(formerly known as Nuveen Preferred Income Opportunities Fund)
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,660	Standard Chartered PLC, 144A	7.500%	N/A (5)	Ba1	$1,822,680
2,600	Standard Chartered PLC, 144A	6.500%	N/A (5)	Ba1	2,693,044
8,755	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	9,312,693
144,186	Total Banks				157,206,161

	Capital Markets – 2.7%

11,820	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	13,445,250
2,900	Macquarie Bank Limited, 144A	6.125%	N/A (5)	Ba1	2,987,000
4,355	UBS Group AG, Reg S	7.125%	N/A (5)	BB+	4,664,858
8,230	UBS Group AG, Reg S	7.000%	N/A (5)	BB+	9,227,887
27,305	Total Capital Markets				30,324,995

	Diversified Financial Services – 0.9%

6,065	BNP Paribas, 144A	7.375%	N/A (5)	BBB–	6,906,519
3,170	BNP Paribas, 144A	7.625%	N/A (5)	BBB–	3,510,773
9,235	Total Diversified Financial Services				10,417,292
$180,726	Total Contingent Capital Securities (cost $186,709,290)				197,948,448
	Total Long-Term Investments (cost $1,524,011,406)				1,631,071,147

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.4% (2.3% of Total Investments)

	REPURCHASE AGREEMENTS – 3.4% (2.3% of Total Investments)

$38,582	Repurchase Agreement with Fixed Income Clearing Corporation dated 7/31/17, repurchase price $38,581,715, collateralized by $39,305,000 U.S. Treasury Notes, 2.125%, due 7/31/24, value $39,354,131	0.120%	8/01/17		$38,581,586
	Total Short-Term Investments (cost $38,581,586)				38,581,586
	Total Investments (cost $1,562,592,992) – 148.7%				1,669,652,733
	Borrowings – (48.1)% (8), (9)				(540,000,000)
	Other Assets Less Liabilities – (0.6)% (10)				(6,901,938)
	Net Assets Applicable to Common Shares – 100%				$1,122,750,795

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$114,296,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/17	12/01/18	12/01/20	$(264,920)	$(1,870,028)
Morgan Stanley Capital Services, LLC	277,500,000	Receive	1-Month USD-LIBOR-ICE	1.994	Monthly	6/01/18	7/01/25	7/01/27	(266,838)	(266,838)
	$391,796,000								$(531,758)	$(2,136,866)

38	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $428,195,510.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,312,995,618 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 32.3%.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	39

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	July 31, 2017

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.8% (100.0% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 35.7% (26.1% of Total Investments)

	Banks – 10.9%

118,400	AgriBank FCB, (3)	6.875%	BBB+	$13,138,706
274,167	Citigroup Inc., (4)	7.125%	BB+	8,153,727
155,800	Cobank Agricultural Credit Bank, 144A, (3)	6.250%	BBB+	16,285,977
40,797	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	4,365,279
15,100	Countrywide Capital Trust III	7.000%	BBB–	390,184
117,900	Fifth Third Bancorp., (4)	6.625%	Baa3	3,586,518
157,500	Huntington BancShares Inc.	6.250%	Baa3	4,421,025
124,753	Private Bancorp Incorporated, (3), (4)	7.125%	N/R	3,150,013
313,800	Regions Financial Corporation, (4)	6.375%	Ba1	9,285,342
19,600	U.S. Bancorp.	6.500%	A3	584,864
41,069	Zions Bancorporation	6.300%	BB–	1,154,860
	Total Banks			64,516,495

	Capital Markets – 4.4%

79,600	Goldman Sachs Group, Inc., (4)	5.500%	Ba1	2,211,288
394,400	Morgan Stanley, (4)	7.125%	Ba1	11,812,280
235,300	Morgan Stanley, (4)	6.875%	Ba1	6,934,291
61,400	Morgan Stanley	5.850%	Ba1	1,673,764
71,300	Northern Trust Corporation	5.850%	BBB+	1,931,517
54,750	State Street Corporation	5.350%	Baa1	1,524,240
	Total Capital Markets			26,087,380

	Consumer Finance – 0.9%

185,926	GMAC Capital Trust I	5.785%	B+	4,936,335

	Food Products – 3.4%

205,400	CHS Inc., (4)	7.875%	N/R	6,030,544
161,100	CHS Inc., (4)	7.100%	N/R	4,768,560
141,800	CHS Inc., (4)	6.750%	N/R	4,095,184
24,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,561,251
20,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,315,860
	Total Food Products			19,771,399

	Insurance – 7.5%

398,857	Aspen Insurance Holdings Limited, (4)	5.950%	BBB–	11,423,265
62,000	Aspen Insurance Holdings Limited	5.625%	BBB–	1,616,960
108,900	Axis Capital Holdings Limited	5.500%	BBB	2,726,856
61,100	Delphi Financial Group, Inc., (3), (4)	1.629%	BB+	1,222,000
77,600	Hartford Financial Services Group Inc., (4)	7.875%	BBB–	2,383,096
325,100	Kemper Corporation	7.375%	Ba1	8,657,413
163,333	Maiden Holdings NA Limited	7.750%	BBB–	4,409,991
95,000	Reinsurance Group of America Inc., (4)	6.200%	BBB	2,794,900
239,900	Reinsurance Group of America, Inc., (4)	5.750%	BBB	7,089,045
74,800	Torchmark Corporation	6.125%	BBB+	2,048,024
	Total Insurance			44,371,550

	Mortgage Real Estate Investment Trusts – 0.5%

114,600	Wells Fargo REIT, (4)	6.375%	BBB+	3,040,338

	Oil, Gas & Consumable Fuels – 1.3%

84,700	Nustar Energy LP	8.500%	Ba3	2,247,938
219,800	Nustar Logistics Limited Partnership, (4)	7.625%	Ba2	5,596,108
	Total Oil, Gas & Consumable Fuels			7,844,046

40	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Thrifts & Mortgage Finance – 2.7%

171,448	Federal Agricultural Mortgage Corporation, (4)	6.875%		N/R	$4,714,820
146,332	Federal Agricultural Mortgage Corporation, (4)	6.000%		N/R	4,103,149
240,100	New York Community Bancorp Inc.	6.375%		Ba1	7,068,544
	Total Thrifts & Mortgage Finance				15,886,513

	U.S. Agency – 4.1%

222	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	24,264,425
	Total $25 Par (or similar) Retail Preferred (cost $191,469,868)				210,718,481

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.7% (0.5% of Total Investments)

	Food Products – 0.3%

$1,410	Land O Lakes Capital Trust I, 144A, (4)	7.450%	3/15/28	Ba1	$1,614,450

	Insurance – 0.4%

2,105	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,479,837
$3,515	Total Corporate Bonds (cost $3,961,873)				4,094,287

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 68.8% (50.3% of Total Investments)

	Banks – 29.7%

$2,630	Bank of America Corporation	6.250%	N/A (5)	BB+	$2,899,575
6,550	Bank of America Corporation	6.300%	N/A (5)	BB+	7,409,688
732	Bank of America Corporation	8.000%	N/A (5)	BB+	752,130
6,125	Bank of America Corporation	6.500%	N/A (5)	BB+	6,913,594
4,000	Barclays Bank PLC, 144A, (4)	10.180%	6/12/21	A–	5,015,876
2,320	Citigroup Inc.	6.250%	N/A (5)	BB+	2,606,288
9,315	Citigroup Inc.	6.125%	N/A (5)	BB+	10,001,981
1,990	Citigroup Inc.	5.950%	N/A (5)	BB+	2,093,918
8,435	Citigroup Inc.	5.875%	N/A (5)	BB+	8,867,294
4,540	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	4,749,975
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB	5,178,691
21,047	General Electric Capital Corporation	5.000%	N/A (5)	A	22,189,642
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	6,904,515
13,479	JP Morgan Chase & Company	6.750%	N/A (5)	BBB–	15,440,194
12,425	JP Morgan Chase & Company	5.300%	N/A (5)	BBB–	13,002,763
3,670	KeyCorp	5.000%	N/A (5)	Baa3	3,775,513
3,000	Lloyds Bank PLC, 144A	12.000%	N/A (5)	BBB–	4,070,250
2,110	M&T Bank Corporation	6.450%	N/A (5)	Baa2	2,363,200
5,010	M&T Bank Corporation	5.125%	N/A (5)	Baa2	5,266,763
4,895	PNC Financial Services	5.000%	N/A (5)	Baa2	5,066,325
4,855	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	5,461,875
4,201	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	Ba2	5,235,496
4,980	SunTrust Bank Inc.	5.050%	N/A (5)	Baa3	5,036,025
270	US Bancorp	5.125%	N/A (5)	A3	287,887
4,010	Wachovia Capital Trust III	5.570%	N/A (5)	BBB	4,047,012
3,622	Wells Fargo & Company	7.980%	N/A (5)	BBB	3,753,297
4,131	Wells Fargo & Company	5.900%	N/A (5)	BBB	4,487,299
11,675	Wells Fargo & Company	5.875%	N/A (5)	BBB	12,944,656
	Total Banks				175,821,722

	Capital Markets – 3.7%

3,500	Bank of New York Mellon	4.950%	N/A (5)	Baa1	3,630,515
2,380	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	2,538,056

NUVEEN	41

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$10,440	Goldman Sachs Group Inc.	5.375%	N/A (5)	Ba1	$10,962,000
2,600	Morgan Stanley	5.550%	N/A (5)	Ba1	2,723,500
1,355	State Street Corporation	5.250%	N/A (5)	Baa1	1,422,384
	Total Capital Markets				21,276,455

	Commercial Services & Supplies – 0.6%

3,395	AerCap Global Aviation Trust	6.500%	6/15/45	BB	3,649,625

	Consumer Finance – 2.3%

3,635	American Express Company	5.200%	N/A (5)	Baa2	3,775,856
2,000	American Express Company	4.900%	N/A (5)	Baa2	2,050,000
7,600	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	8,008,500
	Total Consumer Finance				13,834,356

	Diversified Financial Services – 6.3%

16	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	16,794,094
5,875	BNP Paribas, 144A	7.195%	N/A (5)	BBB	6,789,268
2,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A	2,600,000
7,833	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	9,066,902
2,052	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,200,770
	Total Diversified Financial Services				37,451,034

	Electric Utilities – 2.4%

2,370	Electricite de France, 144A	5.250%	N/A (5)	BBB	2,449,987
10,525	Emera, Inc., (4)	6.750%	6/15/76	BBB–	11,998,500
	Total Electric Utilities				14,448,487

	Equity Real Estate Investment Trusts – 2.6%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	15,372,500

	Food Products – 3.0%

2,360	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	Baa3	2,637,300
10,170	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	11,237,850
3,370	Land O’ Lakes Incorporated, 144A	7.250%	N/A (5)	BB	3,631,175
	Total Food Products				17,506,325

	Insurance – 16.7%

27,000	Financial Security Assurance Holdings, 144A, (4)	6.400%	12/15/66	BBB+	26,379,000
2,299	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,457,516
3,655	MetLife Inc.	5.250%	N/A (5)	BBB	3,821,083
4,770	MetLife Inc., 144A, (4)	9.250%	4/08/38	BBB	7,089,413
7,703	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	8,704,390
3,325	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,703,219
2,335	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,612,281
11,260	QBE Insurance Group Limited, 144A, (4), (6)	7.500%	11/24/43	Baa2	12,920,850
16,770	Sirius International Group Limited, 144A	7.506%	N/A (5)	BB+	16,728,075
14,226	Symetra Financial Corporation, 144A, (4)	8.300%	10/15/37	Baa2	14,403,825
	Total Insurance				98,819,652

	Metals & Mining – 0.8%

4,370	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	4,767,670

	U.S. Agency – 0.2%

1	Farm Credit Bank of Texas, 144A	10.000%	N/A (5)	Baa1	922,610

	Wireless Telecommunication Services – 0.5%

3,145	Viacom Inc.	5.875%	2/28/57	Ba1	3,221,659
	Total $1,000 Par (or similar) Institutional Preferred (cost $378,631,277)				407,092,095

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 31.6% (23.1% of Total Investments) (7)

	Banks – 25.2%

$2,450	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (5)	Baa2	$2,741,445
2,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (5)	BB	2,713,230
1,110	Banco Mercantil del Norte, 144A	7.625%	N/A (5)	BB	1,168,608
1,200	Banco Santander SA, Reg S	6.375%	N/A (5)	Ba1	1,231,728
12,580	Barclays PLC	8.250%	N/A (5)	BB+	13,368,766
3,500	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	3,827,250
2,305	Credit Agricole SA, 144A	7.875%	N/A (5)	BBB–	2,600,086
6,979	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	8,331,181
4,250	Credit Agricole, S.A, 144A	6.625%	N/A (5)	BBB–	4,460,120
3,790	HSBC Holdings PLC	6.875%	N/A (5)	BBB	4,156,493
5,390	ING Groep N.V.	6.500%	N/A (5)	BBB–	5,818,505
18,830	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	Ba3	20,030,413
22,045	Lloyds Banking Group PLC	7.500%	N/A (5)	BB+	24,525,063
4,390	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	4,675,350
6,000	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	Ba3	6,566,280
5,555	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	Ba3	5,867,469
5,360	Royal Bank of Scotland Group PLC	8.625%	N/A (5)	Ba3	5,919,477
7,913	Societe Generale, 144A	7.875%	N/A (5)	BB+	8,867,458
7,215	Societe Generale, 144A	7.375%	N/A (5)	BB+	7,882,387
1,530	Standard Chartered PLC, 144A	7.500%	N/A (5)	Ba1	1,679,940
2,240	Standard Chartered PLC, 144A	6.500%	N/A (5)	Ba1	2,320,161
9,503	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	10,108,341
136,735	Total Banks				148,859,751

	Capital Markets – 4.9%

11,007	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	12,520,462
4,500	Macquarie Bank Limited, 144A	6.125%	N/A (5)	Ba1	4,635,000
3,762	UBS Group AG, Reg S	7.125%	N/A (5)	BB+	4,029,666
7,255	UBS Group AG, Reg S	7.000%	N/A (5)	BB+	8,134,669
26,524	Total Capital Markets				29,319,797

	Diversified Financial Services – 1.5%

4,330	BNP Paribas, 144A	7.375%	N/A (5)	BBB–	4,930,787
3,360	BNP Paribas, 144A	7.625%	N/A (5)	BBB–	3,721,200
7,690	Total Diversified Financial Services				8,651,987
$170,949	Total Contingent Capital Securities (cost $175,325,491)				186,831,535
	Total Long-Term Investments (cost $749,388,508)				808,736,398
	Borrowings – (38.1)% (8), (9)				(225,000,000)
	Other Assets Less Liabilities – 1.3% (10)				7,281,907
	Net Assets Applicable to Common Shares – 100%				$591,018,305

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$84,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	12/01/17	12/01/18	12/01/20	$(593,552)	$(2,240,440)
Morgan Stanley Capital Services, LLC	112,000,000	Receive	1-Month USD-LIBOR-ICE	1.928	Monthly	6/01/18	3/01/23	3/01/24	(383,514)	(383,514)
	$196,375,000								$(977,066)	$(2,623,954)

NUVEEN	43

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $190,436,509.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $554,700,248 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 27.8%.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

44	NUVEEN

JPS

Nuveen Preferred and Income Securities Fund
(formerly known as Nuveen Preferred Securities Income Fund)
Portfolio of Investments	July 31, 2017

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 147.6% (99.5% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.4% (12.4% of Total Investments)

	Banks – 6.8%

105,300	AgriBank FCB, (3)	6.875%	BBB+	$11,685,015
13,391	Citigroup Inc.	7.125%	BB+	398,248
645,113	Citigroup Inc.	6.875%	BB+	19,334,037
47,500	Cobank Agricultural Credit Bank, 144A, (3)	6.250%	BBB+	4,965,237
53,000	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	5,671,000
86,000	Fifth Third Bancorp., (4)	6.625%	Baa3	2,616,120
6,090	HSBC Holdings PLC, (4)	8.000%	Baa1	165,831
724,000	KeyCorp Preferred Stock, (4)	6.125%	Baa3	21,307,320
2,164,700	PNC Financial Services	6.125%	Baa2	62,927,829
104,608	TCF Financial Corporation	7.500%	BB–	2,666,458
249,285	Wells Fargo & Company, (4)	5.850%	BBB	6,865,309
182,000	Wells Fargo & Company	5.625%	BBB	4,670,120
	Total Banks			143,272,524

	Capital Markets – 1.4%

369,239	Goldman Sachs Group, Inc., (4)	5.500%	Ba1	10,257,459
38,534	Morgan Stanley, (4)	7.125%	Ba1	1,154,093
640,000	Morgan Stanley, (4)	5.850%	Ba1	17,446,400
74,642	State Street Corporation, (4)	5.900%	Baa1	2,131,029
	Total Capital Markets			30,988,981

	Diversified Telecommunication Services – 1.9%

100,522	Qwest Corporation, (5)	7.500%	BBB–	2,576,278
554,889	Qwest Corporation, (5)	7.000%	BBB–	14,332,783
159,632	Qwest Corporation, (4)	7.000%	BBB–	4,069,020
315,756	Qwest Corporation, (4)	6.875%	BBB–	8,140,190
159,600	Qwest Corporation, (5)	6.625%	BBB–	4,098,528
248,301	Qwest Corporation, (5)	6.125%	BBB–	6,252,219
	Total Diversified Telecommunication Services			39,469,018

	Electric Utilities – 1.4%

426,248	Alabama Power Company, (3)	6.450%	A3	10,856,025
299,756	Integrys Energy Group Inc., (3), (4), (5)	6.000%	Baa1	7,906,064
88,577	Interstate Power and Light Company, (4)	5.100%	BBB	2,286,172
22,048	NextEra Energy Inc., (5)	5.625%	BBB	559,358
130,000	SCE Trust VI	5.000%	Baa1	3,334,500
160,407	SCE Trust V	5.450%	Baa1	4,677,468
	Total Electric Utilities			29,619,587

	Equity Real Estate Investment Trusts – 0.6%

76,450	DDR Corporation, (5)	6.250%	Baa3	1,946,417
152,294	Digital Realty Trust Inc., (5)	7.375%	Baa3	4,127,167
18,139	Kimco Realty Corporation, (5)	5.625%	Baa2	456,196
82,301	Prologis Inc., (3)	8.540%	BBB	6,172,575
12,199	Ventas Realty LP, (5)	5.450%	BBB+	309,855
	Total Equity Real Estate Investment Trusts			13,012,210

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	9,807,458
32,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	3,671,486
	Total Food Products			13,478,944

NUVEEN	45

JPS	Nuveen Preferred and Income Securities Fund
(formerly known as Nuveen Preferred Securities Income Fund)
	Portfolio of Investments (continued)	July 31, 2017

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance – 4.7%

846,178	Aegon N.V	6.375%		Baa1	$22,119,093
18,102	Aflac Inc., (5)	5.500%		Baa1	461,420
611,000	Allstate Corporation, (5)	5.100%		Baa1	16,845,270
54,297	American Financial Group, (5)	6.250%		Baa2	1,469,277
357,568	Arch Capital Group Limited, (4)	6.750%		BBB	9,103,681
33,829	Arch Capital Group Limited	5.250%		BBB	832,870
214,051	Aspen Insurance Holdings Limited, (4)	5.950%		BBB–	6,130,421
131,293	Axis Capital Holdings Limited	5.500%		BBB	3,367,665
307,730	Hartford Financial Services Group Inc., (4), (5)	7.875%		BBB–	9,450,388
524,885	Prudential PLC	6.750%		A–	14,171,895
416,100	Reinsurance Group of America Inc., (5)	6.200%		BBB	12,241,662
127,798	Torchmark Corporation, (5)	5.875%		BBB+	3,269,073
10,000	W.R. Berkley Corporation	5.625%		BBB–	256,200
	Total Insurance				99,718,915

	U.S. Agency – 0.7%

132,750	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	14,502,938

	Wireless Telecommunication Services – 0.3%

90,850	Telephone and Data Systems Inc., (5)	7.000%		BB+	2,337,570
131,990	Telephone and Data Systems Inc., (5)	6.875%		BB+	3,450,219
11,826	United States Cellular Corporation, (5)	7.250%		Ba1	321,312
10,591	United States Cellular Corporation, (5)	6.950%		Ba1	276,213
	Total Wireless Telecommunication Services				6,385,314
	Total $25 Par (or similar) Preferred Securities (cost $353,880,264)				390,448,431

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7 (0.4% of Total Investments)

	Banks – 0.7%

10,632	Wells Fargo & Company, (4)	7.500%	N/A (6)	BBB	$14,113,980
	Total Convertible Preferred Securities (cost $12,541,444)				14,113,980

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.4% (1.6% of Total Investments)

	Insurance – 1.5%

$5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	Baa2	$6,650,000
16,150	Hartford Financial Services Group, Inc., 144A, (5)	3.304%	2/12/67	BBB–	15,756,344
6,150	Liberty Mutual Group Inc., 144A, (4)	7.697%	10/15/97	BBB+	8,731,229
27,300	Total Insurance				31,137,573

	Metals & Mining – 0.7%

13,000	BHP Billiton Finance USA Limited, 144A, (5)	6.750%	10/19/75	A–	14,917,500

	Multi-Utilities – 0.1%

3,000	WEC Energy Group, Inc., (5)	3.294%	5/15/67	Baa1	2,910,840

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (5)	7.000%	3/28/73	BB+	1,786,000
$44,900	Total Corporate Bonds (cost $44,596,933)				50,751,913

46	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 69.2% (46.7% of Total Investments)

	Banks – 32.8%

$12,800	Bank of America Corporation	6.300%	N/A (6)	BB+	$14,480,000
14,300	Bank of America Corporation	6.500%	N/A (6)	BB+	16,141,125
12,300	Bank of America Corporation	6.100%	N/A (6)	BB+	13,560,750
20,394	Bank of America Corporation	8.000%	N/A (6)	BB+	20,954,835
3,600	Bank One Capital III, (5)	8.750%	9/01/30	Baa2	5,337,000
7,000	Citigroup Inc.	6.250%	N/A (6)	BB+	7,863,800
43,000	Citigroup Inc., (5)	6.125%	N/A (6)	BB+	46,171,250
9,250	Citigroup Inc.	5.950%	N/A (6)	BB+	10,013,125
10,000	Citigroup Inc.	8.400%	N/A (6)	BB+	10,505,000
24,389	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	25,516,991
18,000	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	20,013,066
10,000	Cooperatieve Rabobank U.A. of Netherlands, Reg S	11.000%	N/A (6)	Baa2	11,576,000
1,250	Den Norske Bank	1.500%	N/A (6)	Baa2	968,425
1,250	Den Norske Bank	1.382%	N/A (6)	Baa2	968,425
17,900	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	22,646,364
4,500	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	5,692,680
25,580	First Union Capital Trust II, Series A, (4)	7.950%	11/15/29	Baa1	33,850,756
68,637	General Electric Capital Corporation	5.000%	N/A (6)	A	72,363,303
30,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	47,606,400
54,000	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	61,857,000
27,300	JP Morgan Chase & Company	7.900%	N/A (6)	BBB–	28,323,750
11,000	JP Morgan Chase & Company	6.000%	N/A (6)	BBB–	11,935,000
3,500	JP Morgan Chase & Company	5.150%	N/A (6)	BBB–	3,635,625
4,900	JP Morgan Chase & Company	5.300%	N/A (6)	BBB–	5,127,850
8,000	KeyCorp Capital III, (4)	7.750%	7/15/29	Baa2	9,600,000
12,000	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (6)	BBB–	16,281,000
20,900	Lloyds Bank PLC, Reg S	12.000%	N/A (6)	BBB–	28,345,625
9,850	Lloyds Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	11,253,625
4,800	Lloyds Banking Group PLC, 144A	6.413%	N/A (6)	Ba1	5,424,000
9	M&T Bank Corporation, (5)	6.375%	N/A (6)	Baa1	9,478,219
29,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	32,737,500
4,000	RBS Capital Trust B, Reg S	6.800%	N/A (6)	Ba3	4,065,000
9,546	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	Ba2	11,896,703
32,000	Standard Chartered PLC, 144A	7.014%	N/A (6)	Ba1	36,640,000
31,278	Wells Fargo & Company	7.980%	N/A (6)	BBB	32,411,827
	Total Banks				695,242,019

	Capital Markets – 2.1%

12,100	Bank of New York Mellon	4.950%	N/A (6)	Baa1	12,551,209
18,700	Charles Schwab Corporation	7.000%	N/A (6)	BBB	21,420,850
3,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	3,655,680
6,150	Morgan Stanley	5.550%	N/A (6)	Ba1	6,442,125
	Total Capital Markets				44,069,864

	Consumer Finance – 0.4%

8,000	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	8,430,000

	Diversified Financial Services – 2.0%

2,861	Countrywide Capital Trust III, Series B, (4)	8.050%	6/15/27	BBB–	3,695,814
17,557	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	20,323,983
17,705	Voya Financial Inc., (4), (5)	5.650%	5/15/53	Baa3	18,988,612
	Total Diversified Financial Services				43,008,409

	Electric Utilities – 2.5%

18,600	Emera, Inc., (4), (5)	6.750%	6/15/76	BBB–	21,204,000
1,000	FPL Group Capital Inc., (5)	3.367%	10/01/66	BBB	967,500
7,850	FPL Group Capital Inc., (4)	3.392%	6/15/67	BBB	7,555,625
23,482	PPL Capital Funding Inc., (5)	6.700%	3/30/67	BBB	23,012,360
	Total Electric Utilities				52,739,485

NUVEEN	47

JPS	Nuveen Preferred and Income Securities Fund
(formerly known as Nuveen Preferred Securities Income Fund)
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.8%

$14,530	Transcanada Trust, (5)	5.875%	8/15/76	BBB	$15,898,726

	Equity Real Estate Investment Trusts – 0.2%

3,722	Sovereign Capital Trusts, (5)	7.908%	6/13/36	BB	3,745,262

	Food Products – 0.2%

4,500	Dairy Farmers of America Inc., 144A, (5)	7.125%	N/A (6)	Baa3	5,028,750

	Insurance – 21.8%

3,598	Ace Capital Trust II, (4)	9.700%	4/01/30	BBB+	5,441,975
9,800	AIG Life Holdings Inc., (5)	8.500%	7/01/30	Baa2	13,008,491
4,400	Allstate Corporation, (5)	5.750%	8/15/53	Baa1	4,845,500
1,200	Allstate Corporation, (4)	6.500%	5/15/67	Baa1	1,407,000
13,605	American International Group, Inc., (5)	8.175%	5/15/68	Baa2	18,570,825
2,299	AON Corporation, (5)	8.205%	1/01/27	BBB	3,017,437
2,700	Aviva PLC, Reg S	8.250%	N/A (6)	BBB+	2,734,290
900	AXA, Reg S	5.500%	N/A (6)	A3	927,999
16,550	AXA SA, (5)	8.600%	12/15/30	A3	23,583,750
17,819	AXA SA, 144A	6.380%	N/A (6)	Baa1	20,157,744
32,854	Catlin Insurance Company Limited, 144A	4.282%	N/A (6)	BBB+	31,868,380
1,200	Everest Reinsurance Holdings, Inc., (5)	6.600%	5/01/67	BBB	1,128,000
8,100	Great West Life & Annuity Capital I, 144A, (4)	6.625%	11/15/34	A–	9,568,506
12,250	Great West Life & Annuity Insurance Capital LP II, 144A, (5)	7.153%	5/16/46	A–	12,188,750
11,688	Hartford Financial Services Group Inc., (4)	8.125%	6/15/68	BBB–	12,243,180
5,500	Legal & General Group PLC, Reg S	5.250%	3/21/47	BBB+	5,816,250
20,369	Liberty Mutual Group, 144A	4.172%	3/07/67	Baa3	19,961,620
25,841	Liberty Mutual Group, 144A, (5)	7.800%	3/07/87	Baa3	32,430,455
3,277	Lincoln National Corporation, (5)	7.000%	5/17/66	BBB	3,080,380
11,390	Lincoln National Corporation, (5)	6.050%	4/20/67	BBB	10,478,800
26,100	MetLife Capital Trust IV, 144A, (4)	7.875%	12/15/67	BBB	35,006,625
3,000	MetLife Inc., (5)	10.750%	8/01/69	BBB	5,014,500
36,531	MetLife Inc., 144A, (4)	9.250%	4/08/38	BBB	54,294,199
41,904	Nationwide Financial Services Inc., (4)	6.750%	5/15/87	Baa2	46,199,160
6,243	Oil Insurance Limited, 144A	4.278%	N/A (6)	Baa1	5,649,915
10,750	Provident Financing Trust I, (4), (5)	7.405%	3/15/38	Baa3	12,147,500
6,225	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,933,094
27,180	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	29,762,100
305	Prudential Financial Inc., (5)	8.875%	6/15/68	BBB+	322,232
1,300	Prudential PLC, Reg S	7.750%	N/A (6)	A–	1,357,386
5,405	XL Capital Ltd	3.761%	N/A (6)	BBB	5,067,187
29	XLIT Limited	3.687%	N/A (6)	BBB–	26,744,812
	Total Insurance				460,958,042

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (5)	5.750%	12/15/53	BBB+	6,303,960

	Oil, Gas & Consumable Fuels – 1.5%

32,624	Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	33,276,480

	Road & Rail – 1.4%

25,485	Burlington Northern Santa Fe Funding Trust I, (4)	6.613%	12/15/55	A–	29,371,463

	Wireless Telecommunication Services – 3.2%

59	Centaur Funding Corporation, Series B, 144A	9.080%	1/00/00	BBB–	68,007,591
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,318,214,005)				1,466,080,051

48	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 55.7% (37.6% of Total Investments) (7)

	Banks – 41.6%

$27,800	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa2	$31,107,005
47,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (6)	BB	49,046,850
22,600	Banco Santander SA, Reg S	6.375%	N/A (6)	Ba1	23,197,544
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB–	8,110,900
26,400	Barclays Bank PLC	7.750%	4/10/23	BBB–	27,258,000
45,290	Barclays PLC	8.250%	N/A (6)	BB+	48,129,683
36,416	Barclays PLC	7.434%	N/A (6)	BB+	37,645,040
13,653	Credit Agricole SA, 144A	7.875%	N/A (6)	BBB–	15,400,857
50,400	Credit Agricole SA, 144A	8.125%	N/A (6)	BBB–	60,165,000
10,000	Credit Agricole SA, Reg S	8.125%	N/A (6)	BBB–	11,937,500
1,000	Credit Agricole, S.A, 144A	6.625%	N/A (6)	BBB–	1,049,440
13,000	Credit Agricole, S.A, Reg S	7.875%	N/A (6)	BBB–	14,664,260
17,200	DNB Bank ASA, Reg S	6.500%	N/A (6)	BBB	18,510,640
11,000	DNB Bank ASA, Reg S	5.750%	N/A (6)	BBB	11,357,500
66,505	HSBC Holdings PLC	6.875%	N/A (6)	BBB	72,936,034
16,000	ING Groep N.V.	6.500%	N/A (6)	BBB–	17,272,000
5,000	ING Groep N.V. Reg S	6.875%	N/A (6)	BBB–	5,429,690
70,529	Lloyds Banking Group PLC	7.500%	N/A (6)	BB+	78,463,513
12,330	Nordea Bank AB, Reg S	5.250%	N/A (6)	BBB	12,608,905
35,090	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	37,370,850
13,225	Nordea Bank AB, 144A	5.500%	N/A (6)	BBB	13,704,406
5,000	Nordea Bank AB, Reg S	6.125%	N/A (6)	BBB	5,325,000
25,375	Royal Bank of Scotland Group PLC	8.000%	N/A (6)	Ba3	27,769,892
63,786	Royal Bank of Scotland Group PLC	7.500%	N/A (6)	Ba3	67,373,962
12,210	Skandinaviska Enskilda Bankenn AB, Reg S	5.750%	N/A (6)	BBB	12,669,340
15,000	Societe Generale, Reg S	8.250%	N/A (6)	BB+	15,917,100
59,900	Societe Generale, 144A	8.000%	N/A (6)	BB+	69,648,725
9,000	Societe Generale, Reg S	7.875%	N/A (6)	BB+	10,085,571
13,000	Standard Chartered PLC, 144A	7.750%	N/A (6)	Ba1	14,267,500
7,000	Standard Chartered PLC, 144A, (4)	7.500%	N/A (6)	Ba1	7,686,000
4,000	Standard Chartered PLC, Reg S	7.500%	N/A (6)	Ba1	4,392,000
32,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (6)	BBB+	33,531,881
15,000	Swedbank AB, Reg S	6.000%	N/A (6)	BBB	15,907,500
809,495	Total Banks				879,940,088

	Capital Markets – 9.9%

51,300	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB	58,353,750
8,200	Credit Suisse Group AG, 144A	6.250%	N/A (6)	BB	8,802,257
11,000	Credit Suisse Group AG, Reg S	6.500%	8/08/23	BBB	12,457,500
22,000	Credit Suisse Group AG, Reg S	7.500%	N/A (6)	BB	25,025,000
2,676	UBS AG Stamford, (5)	7.625%	8/17/22	BBB+	3,184,440
6,000	UBS Group AG, Reg S	6.875%	N/A (6)	BB+	6,465,000
42,178	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	45,178,965
5,609	UBS Group AG, Reg S	7.000%	N/A (6)	BB+	6,289,091
39,800	UBS Group AG, Reg S	6.875%	N/A (6)	BB+	43,635,685
188,763	Total Capital Markets				209,391,688

	Diversified Financial Services – 4.2%

46,000	BNP Paribas, 144A	7.625%	N/A (6)	BBB–	50,945,000
29,185	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	33,234,419
5,000	BNP Paribas, Reg S	7.375%	N/A (6)	BBB–	5,693,750
80,185	Total Diversified Financial Services				89,873,169
$1,078,443	Total Contingent Capital Securities (cost $1,088,337,827)				1,179,204,945

NUVEEN	49

JPS	Nuveen Preferred and Income Securities Fund
(formerly known as Nuveen Preferred Securities Income Fund)
	Portfolio of Investments (continued)	July 31, 2017

Shares	Description (1), (8)			Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

$966,571	Blackrock Credit Allocation Income Trust IV, (4)			$13,039,043
646,421	John Hancock Preferred Income Fund III, (4)			12,437,140
	Total Investment Companies (cost $34,130,200)			25,476,183
	Total Long-Term Investments (cost $2,851,700,674)			3,126,075,503

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.5% of Total Investments)

$14,900	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $14,900,052, collateralized by $15,180,000 U.S. Treasury Notes, 2.125%, due 7/31/24, value $15,198,975	0.120%	8/01/17	$14,900,002
	Total Short-Term Investments (cost $14,900,002)			14,900,002
	Total Investments (cost $2,866,600,676) – 148.3%			3,140,975,505
	Borrowings – (39.9)% (9), (10)			(845,300,000)
	Reverse Repurchase Agreements – (9.4)% (11)			(200,000,000)
	Other Assets Less Liabilities – 1.0% (12)			22,869,755
	Net Assets Applicable to Common Shares – 100%			$2,118,545,260

Investments in Derivatives as of July 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$227,569,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/17	12/01/18	12/01/20	$(527,469)	$(3,723,319)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month USD-LIBOR-ICE	1.994	Monthly	6/01/18	7/01/25	7/01/27	(500,983)	(500,983)
	$748,569,000								$(1,028,452)	$(4,224,302)

50	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $438,756,601.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $423,112,739 have been pledged as collateral for reverse repurchase agreements.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,956,547,919 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of Total Investments are 26.9%.

(11)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.4%.

(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	51

JPT

Nuveen Preferred and Income 2022 Term Fund
Portfolio of Investments	July 31, 2017

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 123.0% (99.4% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 27.7% (22.4% of Total Investments)

	Banks – 5.1%

60,000	Citigroup Inc.	7.125%	BB+	$1,784,400
2,500	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	267,500
50,000	Fifth Third Bancorp.	6.625%	Baa3	1,521,000
75,000	Huntington BancShares Inc.	6.250%	Baa3	2,105,250
6,950	Private Bancorp Incorporated, (3)	7.125%	N/R	175,488
100,000	Regions Financial Corporation	6.375%	Ba1	2,959,000
	Total Banks			8,812,638

	Capital Markets – 5.3%

50,000	Morgan Stanley	7.125%	Ba1	1,497,500
175,000	Morgan Stanley	6.875%	Ba1	5,157,250
50,000	Morgan Stanley	5.850%	Ba1	1,363,000
42,821	State Street Corporation	5.350%	Baa1	1,192,137
	Total Capital Markets			9,209,887

	Consumer Finance – 1.0%

68,336	Discover Financial Services	6.500%	BB–	1,754,868

	Diversified Financial Services – 0.4%

29,091	KKR Financial Holdings LLC	7.375%	BBB	748,511

	Food Products – 4.0%

46,859	CHS Inc.	7.875%	N/R	1,375,780
81,867	CHS Inc.	7.500%	N/R	2,410,164
75,000	CHS Inc.	7.100%	N/R	2,220,000
31,132	CHS Inc.	6.750%	N/R	899,092
	Total Food Products			6,905,036

	Insurance – 6.8%

73,215	Aspen Insurance Holdings Limited	5.950%	BBB–	2,096,878
74,900	Aspen Insurance Holdings Limited	5.625%	BBB–	1,953,392
49,995	Hartford Financial Services Group Inc.	7.875%	BBB–	1,535,346
2,957	Maiden Holdings Limited	8.250%	BB	75,197
77,027	Maiden Holdings Limited	7.125%	BB	2,046,607
60,000	Maiden Holdings NA Limited	7.750%	BBB–	1,620,000
53,716	Reinsurance Group of America Inc.	6.200%	BBB	1,580,325
35,002	Reinsurance Group of America, Inc.	5.750%	BBB	1,034,309
	Total Insurance			11,942,054

	Mortgage Real Estate Investment Trusts – 0.3%

20,787	Wells Fargo REIT	6.375%	BBB+	551,479

	Oil, Gas & Consumable Fuels – 2.1%

80,000	Nustar Energy LP	8.500%	Ba3	2,123,200
50,000	Nustar Energy LP	7.625%	Ba3	1,286,000
9,796	Nustar Logistics Limited Partnership	7.625%	Ba2	249,406
	Total Oil, Gas & Consumable Fuels			3,658,606

	Thrifts & Mortgage Finance – 2.1%

6,255	Federal Agricultural Mortgage Corporation	6.875%	N/R	172,013
15,135	Federal Agricultural Mortgage Corporation	6.000%	N/R	424,385
103,800	New York Community Bancorp Inc.	6.375%	Ba1	3,055,872
	Total Thrifts & Mortgage Finance			3,652,270

52	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	U.S. Agency – 0.6%

10,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	$1,092,500
	Total $25 Par (or similar) Retail Preferred (cost $45,864,277)				48,327,849

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8% (0.7% of Total Investments)

	Food Products – 0.8%

$1,255	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	$1,436,975
$1,255	Total Corporate Bonds (cost $1,418,743)				1,436,975

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 94.5% (76.3% of Total Investments)

	Banks – 39.2%

$3,000	Bank of America Corporation	6.250%	N/A (4)	BB+	$3,307,500
2,000	Bank of America Corporation	6.300%	N/A (4)	BB+	2,262,500
3,000	Bank of America Corporation	6.500%	N/A (4)	BB+	3,386,250
2,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	2,507,938
2,000	Citigroup Inc.	5.875%	N/A (4)	BB+	2,102,500
1,235	Citigroup Inc.	6.250%	N/A (4)	BB+	1,387,399
2,480	Citigroup Inc.	6.125%	N/A (4)	BB+	2,662,900
1,000	Citigroup Inc.	5.950%	N/A (4)	BB+	1,082,500
735	Citigroup Inc.	5.950%	N/A (4)	BB+	773,382
1,500	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	1,569,375
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,428,460
6,062	General Electric Capital Corporation	5.000%	N/A (4)	A	6,391,106
2,345	JP Morgan Chase & Company	5.300%	N/A (4)	BBB–	2,454,043
2,500	JP Morgan Chase & Company	7.900%	N/A (4)	BBB–	2,593,750
3,000	JP Morgan Chase & Company	6.750%	N/A (4)	BBB–	3,436,500
1,400	KeyCorp	5.000%	N/A (4)	Baa3	1,440,250
6,500	Lloyds Bank PLC, 144A	12.000%	N/A (4)	BBB–	8,818,873
1,000	M&T Bank Corporation	6.450%	N/A (4)	Baa2	1,120,000
1,500	M&T Bank Corporation	5.125%	N/A (4)	Baa2	1,576,875
1,500	PNC Financial Services	5.000%	N/A (4)	Baa2	1,552,500
1,500	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	1,687,500
2,500	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	Ba2	3,115,625
850	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	890,375
1,100	SunTrust Bank Inc.	5.050%	N/A (4)	Baa3	1,112,375
500	US Bancorp	5.125%	N/A (4)	A3	533,125
1,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	1,513,845
1,285	Wells Fargo & Company	7.980%	N/A (4)	BBB	1,331,581
955	Wells Fargo & Company	5.900%	N/A (4)	BBB	1,037,369
4,000	Wells Fargo & Company	5.875%	N/A (4)	BBB	4,435,000
	Total Banks				68,511,396

	Capital Markets – 5.5%

1,000	Bank of New York Mellon	4.950%	N/A (4)	Baa1	1,037,290
2,755	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	2,892,750
2,750	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	2,932,628
1,525	Morgan Stanley	5.550%	N/A (4)	Ba1	1,597,438
1,000	State Street Corporation	5.250%	N/A (4)	Baa1	1,049,730
	Total Capital Markets				9,509,836

	Commercial Services & Supplies – 1.9%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	3,225,000

NUVEEN	53

JPT	Nuveen Preferred and Income 2022 Term Fund
	Portfolio of Investments (continued)	July 31, 2017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 3.1%

$1,000	American Express Company	5.200%	N/A (4)	Baa2	$1,038,750
1,000	American Express Company	4.900%	N/A (4)	Baa2	1,025,000
3,200	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	3,372,000
	Total Consumer Finance				5,435,750

	Diversified Financial Services – 4.5%

1,000	BNP Paribas, 144A	7.195%	N/A (4)	BBB	1,155,620
1,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A	1,040,000
4,000	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	4,630,400
1,000	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,072,500
	Total Diversified Financial Services				7,898,520

	Electric Utilities – 4.0%

1,270	Electricite de France, 144A	5.250%	N/A (4)	BBB	1,312,863
5,000	Emera, Inc.	6.750%	6/15/76	BBB–	5,700,000
	Total Electric Utilities				7,012,863

	Food Products – 3.8%

2,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (4)	Baa3	2,793,750
1,450	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	1,602,250
2,080	Land O’ Lakes Incorporated, 144A	7.250%	N/A (4)	BB	2,241,200
	Total Food Products				6,637,200

	Insurance – 25.5%

4,000	AXA SA	8.600%	6/15/76	A3	5,700,000
9,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	8,793,000
1,000	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	1,068,950
4,000	MetLife Inc.	5.250%	N/A (4)	BBB	4,181,760
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,486,250
1,000	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,113,750
4,000	Prudential Financial Inc.	8.875%	6/15/68	BBB+	4,226,000
818	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	915,138
5,000	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	5,737,500
5,300	Sirius International Group Limited, 144A	7.506%	N/A (4)	BB+	5,286,750
6,000	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	6,075,000
	Total Insurance				44,584,098

	Metals & Mining – 1.9%

3,000	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	3,273,000

	U.S. Agency – 3.5%

5	Farm Credit Bank of Texas, 144A	10.000%	N/A (4)	Baa1	6,134,375

	Wireless Telecommunication Services – 1.6%

2,795	Viacom Inc.	6.250%	2/28/57	Ba1	2,868,067
	Total $1,000 Par (or similar) Institutional Preferred (cost $160,530,641)				165,090,105
	Total Long-Term Investments (cost $207,813,662)				214,854,929

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.6% of Total Investments)

$1,276	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/17, repurchase price $1,275,561, collateralized by $1,290,000 U.S. Treasury Notes, 2.125%, due 3/31/24, value $1,303,644	0.120%	8/01/17	$1,275,557
	Total Short-Term Investments (cost $1,275,557)			1,275,557
	Total Investments (cost $209,089,218) – 123.7%			216,130,486
	Borrowings – (24.3)% (5), (6)			(42,500,000)
	Other Assets Less Liabilities – 0.6% (7)			1,160,567
	Net Assets Applicable to Common Shares – 100%			$174,791,053

Investments in Derivatives as of July 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(119)	9/17	$(14,980,984)	$7,438	$(19,080)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Borrowings as a percentage of Total Investments are 19.7%.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

NUVEEN	55

Statement of Assets and Liabilities	July 31, 2017

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,524,011,406, $749,388,508,	$1,631,071,147	$808,736,398	$3,126,075,503	$214,854,929
$2,851,700,674 and $207,813,662, respectively)
Short-term investments, at value (cost approximates value)	38,581,586	—	14,900,002	1,275,557
Cash	6,518,979	—	—	—
Cash collateral at brokers(1)	—	570,000	—	186,046
Interest rate swaps premiums paid	1,605,108	1,646,888	3,195,850	—
Receivable for:
Dividends	547,040	89,523	1,100,632	3,095
Interest	15,189,591	7,771,654	38,000,216	2,072,819
Investments sold	724,417	7,534,017	135,881	—
Reclaims	81,090	—	1,920	—
Variation margin on futures contracts	—	—	—	7,438
Other assets	242,996	42,236	474,851	24,063
Total assets	1,694,561,954	826,390,716	3,183,884,855	218,423,947
Liabilities
Borrowings	540,000,000	225,000,000	845,300,000	42,500,000
Cash overdraft	—	1,261,304	—	—
Reverse repurchase agreements	—	—	200,000,000	—
Unrealized depreciation on interest rate swaps	2,136,866	2,623,954	4,224,302	—
Payable for:
Dividends	6,617,769	3,188,596	12,510,742	822,184
Investments purchased	21,318,896	2,478,302	—	—
Accrued expenses:
Interest	124,740	51,903	225,635	50,300
Management fees	1,104,022	587,391	2,140,716	158,294
Trustees fees	242,449	44,129	470,867	6,228
Other	266,417	136,832	467,333	95,888
Total liabilities	571,811,159	235,372,411	1,065,339,595	43,632,894
Net assets applicable to common shares	$1,122,750,795	$591,018,305	$2,118,545,260	$174,791,053
Common shares outstanding	103,332,549	22,757,308	203,807,231	6,823,552
Net asset value (“NAV”) per common share outstanding	$10.87	$25.97	$10.39	$25.62
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,038,072	$68,236
Paid-in surplus	1,048,411,305	540,280,742	2,198,750,825	167,638,347
Undistributed (Over-distribution of) net investment income	(8,518,619)	(2,421,428)	1,363,332	531,299
Accumulated net realized gain (loss)	(23,095,653)	(3,792,518)	(353,757,496)	(469,016)
Net unrealized appreciation (depreciation)	104,920,437	56,723,936	270,150,527	7,022,187
Net assets applicable to common shares	$1,122,750,795	$591,018,305	$2,118,545,260	$174,791,053
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments, when applicable.

See accompanying notes to financial statements.

56	NUVEEN

Statement of Operations	Year Ended July 31, 2017

	JPC	JPI	JPS	JPT*
Investment Income
Dividends (net of tax withheld of $37,962, $—, $— and $—, respectively)	$38,029,304	$16,725,826	$36,160,681	$1,636,764
Interest	51,558,221	33,894,746	148,001,665	4,720,048
Other	123,601	63,154	185,096	—
Total investment income	89,711,126	50,683,726	184,347,442	6,356,812
Expenses
Management fees	11,765,405	6,730,274	23,800,204	899,298
Reorganization expenses	62,806	—	—	—
Interest expense	7,170,888	3,788,984	15,374,515	367,467
Custodian fees	166,470	94,390	296,145	19,925
Trustees fees	43,063	23,745	96,090	6,228
Professional fees	75,456	52,935	152,336	70,755
Shareholder reporting expenses	183,289	76,282	364,935	12,971
Shareholder servicing agent fees	3,681	172	8,432	120
Stock exchange listing fees	29,060	7,325	52,430	182
Investor relations expenses	151,886	77,950	307,465	9,934
Other	40,373	28,884	119,156	7,368
Total expenses	19,692,377	10,880,941	40,571,708	1,394,248
Net investment income (loss)	70,018,749	39,802,785	143,775,734	4,962,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	14,416,303	4,278,233	6,326,326	(116,773)
Futures contracts	—	—	—	(434,242)
Options written	(209,996)	—	—	—
Swaps	(3,792,884)	(4,309,652)	(7,551,821)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	19,055,702	24,073,726	136,866,006	7,041,267
Futures contracts	—	—	—	(19,080)
Options written	(7,871)	—	—	—
Swaps	10,000,912	9,159,385	19,942,616	—
Net realized and unrealized gain (loss)	39,462,166	33,201,692	155,583,127	6,471,172
Net increase (decrease) in net assets applicable to common shares from operations	$109,480,915	$73,004,477	$299,358,861	$11,433,736
*	For the period January 26, 2017 (commencement of operations) through July 31, 2017.

See accompanying notes to financial statements.

NUVEEN	57

Statement of Changes in Net Assets

	JPC		JPI
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$70,018,749	$74,532,628	$39,802,785	$42,428,802
Net realized gain (loss) from:
Investments and foreign currency	14,416,303	(10,668,071)	4,278,233	(4,958,896)
Futures contracts	—	—	—	—
Options written	(209,996)	675,301	—	—
Swaps	(3,792,884)	(201,344)	(4,309,652)	(188,141)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	19,055,702	30,658,823	24,073,726	12,020,430
Futures contracts	—	—	—	—
Options written	(7,871)	(34,447)	—	—
Swaps	10,000,912	(9,202,900)	9,159,385	(7,177,526)
Net increase (decrease) in net assets applicable to common shares from operations	109,480,915	85,759,990	73,004,477	42,124,669
Distributions to Common Shareholders
From net investment income	(75,131,263)	(77,898,962)	(40,143,229)	(44,427,328)
From accumulated net realized gains	—	—	—	(4,150,107)
Return of capital	(1,478,980)	—	(1,638,466)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(76,610,243)	(77,898,962)	(41,781,695)	(48,577,435)
Capital Share Transactions
Common shares:
Issued in the reorganizations	69,163,446	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	89,735	73,445	37,720
Net increase (decrease) in net assets applicable to common shares from capital share transactions	69,163,446	89,735	73,445	37,720
Net increase (decrease) in net assets applicable to common shares	102,034,118	7,950,763	31,296,227	(6,415,046)
Net assets applicable to common shares at the beginning of period	1,020,716,677	1,012,765,914	559,722,078	566,137,124
Net assets applicable to common shares at the end of period	$1,122,750,795	$1,020,716,677	$591,018,305	$559,722,078
Undistributed (Over-distribution of) net investment income at the end of period	$(8,518,619)	$(4,105,940)	$(2,421,428)	$(2,306,771)

See accompanying notes to financial statements.

58	NUVEEN

	JPS		JPT
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended* 7/31/17
Operations
Net investment income (loss)	$143,775,734	$96,218,498	$4,962,564
Net realized gain (loss) from:
Investments and foreign currency	6,326,326	26,780,229	(116,773)
Futures contracts	—	—	(434,242)
Options written	—	—	—
Swaps	(7,551,821)	(315,121)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	136,866,006	14,627,646	7,041,267
Futures contracts	—	—	(19,080)
Options written	—	—	—
Swaps	19,942,616	(20,717,250)	—
Net increase (decrease) in net assets applicable to common shares from operations	299,358,861	116,594,002	11,433,736
Distributions to Common Shareholders
From net investment income	(151,632,579)	(98,299,558)	(4,349,266)
From accumulated net realized gains	—	—	—
Return of capital	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(151,632,579)	(98,299,558)	(4,349,266)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	778,167,361	—
Proceeds from sale of shares, net of offering costs	—	—	167,508,239
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	98,377	98,071
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	778,265,738	167,606,310
Net increase (decrease) in net assets applicable to common shares	147,726,282	796,560,182	174,690,780
Net assets applicable to common shares at the beginning of period	1,970,818,978	1,174,258,796	100,273
Net assets applicable to common shares at the end of period	$2,118,545,260	$1,970,818,978	$174,791,053
Undistributed (Over-distribution of) net investment income at the end of period	$1,363,332	$7,301,841	$531,299
*	For the period ended January 26, 2017 (commencement of operations) through July 31, 2017.

See accompanying notes to financial statements.

NUVEEN	59

Statement of Cash Flows	Year Ended July 31, 2017

	JPC	JPI	JPS	JPT*
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$109,480,915	$73,004,477	$299,358,861	$11,433,736
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(548,695,810)	(145,306,268)	(520,697,227)	(231,268,020)
Proceeds from sales and maturities of investments	465,011,920	146,106,188	368,570,313	23,187,279
Proceeds from (Purchases of) short-term investments, net	(30,814,661)	—	70,224,508	(1,275,557)
Proceeds from (Payments for) swap contracts, net	(3,792,884)	(4,309,652)	(7,551,821)	—
Premiums received for options written	199,601	—	—	—
Cash paid for terminated options written	(566,041)	—	—	—
Taxes paid	—	(1,556)	—	—
Proceeds from litigation settlement	141,064	—	932,236	—
Amortization (Accretion) of premiums and discounts, net	809,565	345,783	1,758,641	150,306
(Increase) Decrease in:
Cash collateral at brokers	—	8,250,000	—	(186,046)
Interest rate swap premiums paid	977,437	787,948	1,946,124	—
Receivable for dividends	1,041,934	320,640	445,026	(3,095)
Receivable for interest	(3,752,193)	(444,027)	(2,873,832)	(2,072,819)
Receivable for investments sold	5,355,996	(2,308,520)	743,448	—
Receivable for reclaims	22,648	76,514	176,095	—
Receivable for variation margin on futures contracts	—	—	—	(7,438)
Other assets	(3,202)	(7,075)	(21,219)	(24,063)
Increase (Decrease) in:
Payable for investments purchased	17,981,375	(1,076,908)	(6,006,527)	—
Accrued interest	65,908	19,145	96,343	50,300
Accrued management fees	127,596	27,149	204,327	158,294
Accrued Trustees fees	13,830	11,511	29,484	6,228
Accrued other expenses	(139,319)	26,041	(412,811)	95,888
Net realized (gain) loss from:
Investments and foreign currency	(14,416,303)	(4,278,233)	(6,326,326)	116,773
Options written	209,996	—	—	—
Swaps	3,792,884	4,309,652	7,551,821	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(19,055,702)	(24,073,726)	(136,866,006)	(7,041,267)
Options written	7,871	—	—	—
Swaps	(10,000,912)	(9,159,385)	(19,942,616)	—
Net cash provided by (used in) operating activities	(25,996,487)	42,319,698	51,338,842	(206,679,501)
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	(140,712)	—	—
Net borrowings through reverse repurchase agreements	—	—	200,000,000	—
Proceeds from borrowings	108,900,000	—	50,300,000	42,500,000
Repayment of borrowings	—	—	(150,000,000)	—
Proceeds from sale of shares, net of offering costs	—	—	—	167,508,239
Cash distributions paid to common shareholders	(76,386,313)	(42,178,986)	(151,638,842)	(3,429,011)
Net cash provided by (used in) financing activities	32,513,687	(42,319,698)	(51,338,842)	206,579,228
Net Increase (Decrease) in Cash
Cash at the beginning of period	1,779	—	—	100,273
Cash at the end of period	$6,518,979	$—	$—	$—

Supplemental Disclosure of Cash Flow Information(1)
Cash paid for interest (excluding borrowing costs)	$6,934,080	$3,769,839	$15,173,172	$295,236
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	73,445	—	98,071
*	For the period ended January 26, 2017 (commencement of operations) through July 31, 2017.
(1)	See Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies, Fund Reorganization for more information of the non-cash activities relate to JPC’s Reorganization.

See accompanying notes to financial statements.

60	NUVEEN

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NUVEEN	61

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC

Year Ended 7/31:
2017	$10.53	$0.72	$0.40	$1.12	$(0.77)	$—	$(0.01)	$(0.78)	$—		$10.87	$10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—	(0.76)	—	*	10.67	9.34
2013(e)	10.28	0.46	(0.04)	0.42	(0.44)	—	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76	1.61	2.37	(0.76)	—	—	(0.76)	—		10.28	9.71

JPI

Year Ended 7/31:
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28
2014	25.06	1.98	0.93	2.91	(1.97)	(0.49)	—	(2.46)	—		25.51	23.11
2013	23.81	1.89	1.32	3.21	(1.86)	(0.10)	—	(1.96)	—	*	25.06	23.68

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2017	$540,000	$3,079
2016	404,100	3,526
2015	404,100	3,506
2014	402,500	3,572
2013(e)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599

JPI

Year Ended 7/31:
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.16%	9.73%	$1,122,751	1.92%		6.82%		32%
9.01	23.47	1,020,717	1.73		7.58		17
5.36	6.76	1,012,766	1.63		7.55		44
11.97	8.50	1,035,146	1.67		7.73		41
4.09	0.63	995,460	1.67	**	7.47	**	27

28.17	31.44	997,484	1.79		7.85		123

13.62	10.29	591,018	1.93		7.04		19
7.96	20.97	559,722	1.77		7.73		23
5.30	4.83	566,137	1.66		7.80		26
12.34	8.71	580,516	1.73		7.96		37
13.69	0.41	570,298	1.72		7.51		57

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Fund Leverage).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2017	0.70%
2016	0.50
2015	0.41
2014	0.43
2013(e)	0.45	**
Year Ended 12/31:
2012	0.52

JPI

Year Ended 7/31:
2017	0.67%
2016	0.50
2015	0.41
2014	0.45
2013(f)	0.48	**

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the seven months ended July 31, 2013.
(f)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	63

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired	Offering Costs	Ending NAV	Ending Share Price
JPS
Year Ended 7/31:
2017	$9.67	$0.71	$0.75	$1.46	$(0.74)	$—	$—	$(0.74)	$—	$—	$10.39	$10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—	—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—	—	9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—	—	9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—	—	9.45	8.47
JPT
Year Ended 7/31:
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—	(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
JPS
Year Ended 7/31:
2017	$845,300	$3,506
2016	945,000	3,086
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
JPT
Year Ended 7/31:
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

64	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

15.83%	15.50%	$2,118,545	2.03%		7.18%		N/A		N/A		13%
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32

6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2017	0.77%
2016	0.50
2015	0.40
2014	0.43
2013	0.47

JPT

Year Ended 7/31:
2017(e)	0.42	%*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.
*	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	65

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred and Income Opportunities Fund (JPC) (formerly known as Nuveen Preferred Income Opportunities Fund)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred and Income Securities Fund (JPS) (formerly known as Nuveen Preferred Securities Income Fund)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is July 31, 2017, and the period covered by these Notes to Financial Statements for JPC, JPI and JPS is the fiscal year ended July 31, 2017, while the reporting period for JPT is the period January 26, 2017 (commencement of operations) through July 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. The Fund invests at least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities (“CoCos”).

66	NUVEEN

Organizational Expenses

Prior to the commencement of operations for JPT on January 26, 2017, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,273, by the Adviser, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

Fund Reorganization

Effective prior to the opening of business on June 12, 2017, Nuveen Flexible Investment Income Fund (JPW) (the “Target Fund”) was reorganized into JPC (the “Acquiring Fund”) (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 9 – Fund Reorganization.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

NUVEEN	67

Notes to Financial Statements (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

68	NUVEEN

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$3,016,334	$—		$—	$3,016,334
$25 Par (or similar) Retail Preferred	470,582,161	85,613,341	**	—	556,195,502
Convertible Preferred Securities	33,194,523	—		—	33,194,523
Corporate Bonds	—	122,160,344		—	122,160,344
$1,000 Par (or similar) Institutional Preferred	—	718,555,996		—	718,555,996
Contingent Capital Securities	—	197,948,448		—	197,948,448

Short-Term Investments:
Repurchase Agreements	—	38,581,586		—	38,581,586

Investments in Derivatives:
Interest Rate Swaps***	—	(2,136,866)		—	(2,136,866)
Total	$506,793,018	$1,160,722,849		$—	$1,667,515,867
JPI
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$143,414,970	$67,303,511	**	$—	$210,718,481
Corporate Bonds	—	4,094,287		—	4,094,287
$1,000 Par (or similar) Institutional Preferred	—	407,092,095		—	407,092,095
Contingent Capital Securities	—	186,831,535		—	186,831,535

Investments in Derivatives:
Interest Rate Swaps***	—	(2,623,954)		—	(2,623,954)
Total	$143,414,970	$662,697,474		$—	$806,112,444

NUVEEN	69

Notes to Financial Statements (continued)

JPS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$315,210,633	$75,237,798	**	$—	$390,448,431
Convertible Preferred Securities	14,113,980	—		—	14,113,980
Corporate Bonds	—	50,751,913		—	50,751,913
$1,000 Par (or similar) Institutional Preferred	—	1,466,080,051		—	1,466,080,051
Contingent Capital Securities	—	1,179,204,945		—	1,179,204,945
Investment Companies	25,476,183	—		—	25,476,183

Short-Term Investments:
Repurchase Agreements	—	14,900,002		—	14,900,002

Investments in Derivatives:
Interest Rate Swaps***	—	(4,224,302)		—	(4,224,302)
Total	$354,800,796	$2,781,950,407		$—	$3,136,751,203
JPT
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$46,792,361	$1,535,488	**	$—	$48,327,849
Corporate Bonds	—	1,436,975		—	1,436,975
$1,000 Par (or similar) Institutional Preferred	—	165,090,105		—	165,090,105

Short-Term Investments:
Repurchase Agreements	—	1,275,557		—	1,275,557

Investments in Derivatives:
Futures Contracts***	(19,080)	—		—	(19,080)
Total	$46,773,281	$169,338,125		$—	$216,111,406
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the

70	NUVEEN

U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$111,750,931	6.7%
France	60,274,438	3.6
Canada	46,514,826	2.8
Australia	29,838,521	1.8
Other	175,383,105	10.5
Total non-U.S. securities	$423,761,821	25.4%
JPI
Country:
United Kingdom	$89,457,035	11.1%
France	52,489,992	6.5
Italy	30,138,754	3.7
Australia	27,677,246	3.4
Other	134,102,574	16.6
Total non-U.S. securities	$333,865,601	41.3%
JPS
Country:
United Kingdom	$579,790,528	18.5%
France	333,411,115	10.6
Switzerland	209,391,688	6.7
Sweden	131,117,883	4.2
Other	407,422,799	12.9
Total non-U.S. securities	$1,661,134,013	52.9%
JPT
Country:
United Kingdom	$14,442,438	6.7%
Australia	9,925,638	4.6
France	9,237,433	4.3
Japan	6,075,000	2.8
Other	25,496,367	11.8
Total non-U.S. securities	$65,176,876	30.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

NUVEEN	71

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$38,581,586	$(38,581,586)	$—
JPS	Fixed Income Clearing Corporation	14,900,002	(14,900,002)	—
JPT	Fixed Income Clearing Corporation	1,275,557	(1,275,557)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at brokers’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPT invested in interest rate futures.

72	NUVEEN

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$11,279,599
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(19,080)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(434,242)	$(19,080)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, JPC wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

JPC
Average notional amount of outstanding options written*	$(1,527,650)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
JPC	Equity price	Options written	$(209,996)	$(7,871)

NUVEEN	73

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$261,232,800	$174,275,000	$513,824,200
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

74	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,136,866)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,623,954)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(4,224,302)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amount Net Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	JPMorgan Chase Bank, N.A.	$—	$(1,870,028)	$—	$(1,870,028)	$1,605,108	$264,920	$—
	Morgan Stanley Capital Services, LLC	—	(266,838)	—	(266,838)	—	—	(266,838)
Total		$—	$(2,136,866)	$—	$(2,136,866)	$1,605,108	$264,920	$(266,838)
JPI	JPMorgan Chase Bank, N.A.	$—	$(2,240,440)	$—	$(2,240,440)	$1,646,888	$570,000	$(23,552)
	Morgan Stanley Capital Services, LLC	—	(383,514)	—	(383,514)	—	188,247	(195,267)
Total		$—	$(2,623,954)	$—	$(2,623,954)	$1,646,888	$758,247	$(218,819)
JPS	JPMorgan Chase Bank, N.A.	$—	$(3,723,319)	$—	$(3,723,319)	$3,195,850	$—	$(527,469)
	Morgan Stanley Capital Services, LLC	—	(500,983)	—	(500,983)	—	—	(500,983)
Total		$—	$(4,224,302)	$—	$(4,224,302)	$3,195,850	$—	$(1,028,452)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(3,792,884)	$10,000,912
JPI	Interest rate	Swaps	(4,309,652)	9,159,385
JPS	Interest rate	Swaps	(7,551,821)	19,942,616

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

NUVEEN	75

Notes to Financial Statements (continued)

consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI
	Year Ended 7/31/17	Year Ended 7/31/16	Year Ended 7/31/17	Year Ended 7/31/16
Common shares:
Issued in the reorganizations	6,435,292	—	—	—
Issued to shareholders due to reinvestment of distributions	—	8,729	2,961	1,570

	JPS		JPT*
	Year Ended 7/31/17	Year Ended 7/31/16	For the Period 1/26/17 (commencement of operations) through 7/31/17
Common shares:
Issued in the reorganizations	—	83,403,764	—
Sold	—	—	6,815,563
Issued to shareholders due to reinvestment of distributions	—	10,454	3,917
*	Prior to the commencement of operations, the Adviser purchased 4,072 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$548,695,810	$145,306,268	$520,697,227	$231,268,020
Sales and maturities	465,011,920	146,106,188	368,570,313	23,187,279

Transactions in options written for the following Fund during the current fiscal period were as follows:

	JPC
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,460	$156,444
Options written	1,341	199,601
Options terminated in closing purchase transactions	(1,385)	(215,870)
Options exercised	(928)	(87,284)
Options expired	(488)	(52,891)
Options outstanding, end of period	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

76	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	JPC	JPI	JPS	JPT
Cost of investments	$1,563,862,793	$748,556,726	$2,883,767,665	$209,046,378
Gross unrealized:
Appreciation	$109,537,003	$61,578,222	$287,690,085	$7,428,033
Depreciation	(3,747,063)	(1,398,550)	(30,482,245)	(343,925)
Net unrealized appreciation (depreciation) of investments	$105,789,940	$60,179,672	$257,207,840	$7,084,108

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards, nondeductible reorganization expenses and reorganization adjustments resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2017, the Funds’ tax year end, as follows:

	JPC	JPI	JPS	JPT
Paid-in-surplus	$(200,893,667)	$(1,556)	$(318,467,753)	$—
Undistributed (Over-distribution of) net investment income	699,835	225,787	1,918,336	(81,999)
Accumulated net realized gain (loss)	200,193,832	(224,231)	316,549,417	81,999

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Funds’ tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$12,560,159	$1,480,268
Undistributed net long-term capital gains	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2017 and paid on August 1, 2017. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2017 and July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	JPC	JPI	JPS	JPT[3]
Distributions from net ordinary income[2]	$74,906,763	$40,620,651	$151,632,579	$3,479,263
Distributions from net long-term capital gains	—	—	—	—
Return of capital	1,478,980	1,638,466	—	—

2016	JPC	JPI	JPS
Distributions from net ordinary income[2]	$77,898,377	$44,433,768	$92,646,305
Distributions from net long-term capital gains	—	4,143,412	—
Return of capital	—	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains if any.
[3]	For the period January 26, 2017 (commencement of operations) through July 31, 2017.

NUVEEN	77

Notes to Financial Statements (continued)

As of July 31, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	JPC[4]	JPI	JPS[4]	JPT
Expiration:
July 31, 2018	$9,385,427	$—	$321,212,384	$—
July 31, 2019	—	—	10,696,373	—
Not subject to expiration	14,017,122	3,825,569	3,242,529	609,903
Total	$23,402,549	$3,825,569	$335,151,286	$609,903

[4]	A portion of JPC’s and JPS’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2017, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	JPC	JPS
Expired capital loss carryforwards	$204,895,930	$318,378,070

During the Funds’ tax year ended July 31, 2017, JPC utilized $8,851,976 of its capital loss carryforward.

7. Management Fees

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $87,583.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

78	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2017, the complex-level fee rate for each Fund was 0.1602%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a committed financing agreement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$575,000,000	$225,000,000	$850,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$540,000,000	$225,000,000	$845,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum (0.75% per annum for JPS) on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings and incurred an upfront fee of 0.10% on the initial borrowings amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$413,346,575	$225,000,000	$827,285,479	$42,000,000
Average annual interest rate	1.66%	1.66%	1.56%	1.67%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the

NUVEEN	79

Notes to Financial Statements (continued)

Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$428,195,510	$190,436,509	$438,756,601

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$123,601	$63,154	$185,096

Reverse Repurchase Agreements

During the current fiscal period, JPS entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
BNP Paribas	1-Month LIBOR plus 0.75%	$(200,000,000)	9/28/21	$(200,000,000)	$200,040,034
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$159,313,725
Weighted average interest rate	1.62%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
BNP Paribas	$(200,040,034)	$200,040,034	$—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

80	NUVEEN

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. Fund Reorganization

The Reorganization as previously described in Note 1 — General Information and Significant Accounting Policies, Fund Reorganization, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, was as follows:

JPW
Cost of investments	$90,512,001
Fair value of investments	95,302,677
Net unrealized appreciation (depreciation) of investments	4,790,676

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization was as follows:

Target Fund – Prior to Reorganization	JPW
Common shares outstanding	3,698,750
Net assets applicable to common shares	$69,163,446
NAV per common share outstanding	$18.70

NUVEEN	81

Notes to Financial Statements (continued)

Acquiring Fund – Prior to Reorganization	JPC
Common shares outstanding	96,897,257
Net assets applicable to common shares	$1,041,401,290
NAV per common share outstanding	$10.75
Acquiring Fund – Post Reorganization	JPC
Common shares outstanding	103,332,549
Net assets applicable to common shares	$1,110,564,736
NAV per common share outstanding	$10.75

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Fund's current fiscal period was August 1, 2016. Assuming the Reorganization had been completed on August 1, 2016, the beginning of the Acquiring Fund's current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	JPC
Net investment income (loss)	$73,333,306
Net realized and unrealized gains (losses)	40,652,629
Change in net assets resulting from operations	113,985,935

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

11. Subsequent Events

General Information

Effective September 29, 2017, as approved by the Fund’s Board of Trustees, JPC’s name was changed to the Nuveen Preferred and Income Opportunities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as CoCos and up to 20% opportunistically in other income oriented securities such as corporate and taxable municipal debt and dividend paying common equity.

Effective September 29, 2017, as approved by the Fund’s Board of Trustees, JPS’s name was changed to the Nuveen Preferred and Income Securities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as CoCos.

Fund Leverage

During August 2017, JPC entered into a $125,000,000 reverse repurchase agreement as a means of leverage. In conjunction with this transaction the Fund paid down $103,000,000 of its borrowings. The Fund also decreased its maximum commitment amount to $450,000,000.

82	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS
% QDI	60.8%	70.9%	67.1%
% DRD	43.1%	42.7%	22.6%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2017:

	JPC	JPI	JPS	JPT
% of Interest-Related Dividends	29.0%	18.1%	21.6%	31.4%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

JPC, JPI and JPS intend to repurchase, through their open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	83

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	BofA/Merrill Lynch Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,”

84	NUVEEN

but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JPC Blended Benchmark (New Blended Benchmark): A blended return consisting of: 1) 50% BofA/Merrill Lynch Fixed Rate Preferred Securities Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% BofA/Merrill Lynch U.S. All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	JPC Blended Benchmark (Old Blended Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% BofA/Merrill Lynch U.S. All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% BofA/Merrill Lynch Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPS Blended Benchmark (Old Blended Benchmark): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark (New Blended Benchmark): A blended return consisting of: 1) 40% of the BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the BofA/Merrill Lynch U.S. All

NUVEEN	85

Glossary of Terms Used in this Report (Unaudited) (continued)

Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎	Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

86	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	87

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and the Funds’ sub-adviser(s) (each, a “Sub-Adviser”), which are, in the case of Nuveen Preferred and Income Opportunities Fund (the “Opportunities Fund”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”), in the case of Nuveen Preferred and Income Term Fund (the “Term Fund”), NAM, in the case of Nuveen Preferred and Income Securities Fund (the “Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum”), and, in the case of Nuveen Preferred and Income 2022 Term Fund (the “2022 Fund”), NAM. As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement(s) with the Sub-Adviser(s) (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of the Advisory Agreements for the Opportunities Fund, the Term Fund and the Securities Fund, which were up for renewal for an additional one-year period. The discussion of the Board’s approval of such Advisory Agreements is set forth below. The discussion of the Board’s approval of the Advisory Agreements for the 2022 Fund, which were not up for renewal at the May Meeting but were initially approved at a meeting of the Board held on October 9, 2016, is set forth in such Fund’s semi-annual report for the period ended January 31, 2017.

APPROVAL OF ADVISORY AGREEMENTS FOR THE OPPORTUNITIES FUND, TERM FUND AND SECURITIES FUND

For purposes of the discussion below, the “Funds” are the Opportunities Fund, the Term Fund and the Securities Fund, and the “Advisory Agreements” are the applicable Investment Management Agreements and Sub-Advisor Agreements.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Advisers (the Adviser and the Sub-Advisers are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Advisers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection

88	NUVEEN

with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of each Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment

NUVEEN	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Advisers to the Funds. The Sub-Advisers generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the respective investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Term Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). With respect to the Opportunities Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2016, as well as performance information reflecting the first quarter of 2017. For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these

90	NUVEEN

differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Opportunities Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-, three- and five-year periods. The Fund also outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For the Term Fund, the Board noted that the Fund ranked in the third quartile in its Performance Peer Group for the one- and three-year periods and outperformed its benchmark in those periods. The Board was satisfied with the Fund’s overall performance.

For the Securities Fund, the Board noted that the Fund ranked in the third quartile in its Performance Peer Group in the one-year period and the second quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Opportunities Fund had a net management fee slightly higher than the peer average but a net expense ratio below the peer average, the Securities Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average, and the Term Fund had a net management fee higher than the peer average but a net expense ratio below the peer average.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or affiliated Sub-Advisers (NAM and NWQ), such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by NAM and NWQ. With respect to Spectrum, an unaffiliated Sub-Adviser, the Independent Board Members reviewed the pricing schedule that such Sub-Adviser charged for other clients.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to each Sub-Adviser, however, were generally for portfolio management services. With respect to NAM and NWQ, affiliated Sub-Advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates. With respect to Spectrum, an unaffiliated Sub-Adviser, the Independent Board Members noted that such fees were the result of arm’s length negotiations and were reasonable in relation to the fees assessed other clients.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any

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changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM and NWQ, affiliated Sub-Advisers, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

With respect to Spectrum, an unaffiliated Sub-Adviser, the Independent Board Members considered the Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2015 and 2016 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Advisers and, in the case of NAM and NWQ, the Sub-Advisers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized NAM and NWQ may benefit from a soft dollar arrangement if they do not have to pay for this research out of their own assets, the Board also recognized that the research may benefit the applicable Funds to the extent it enhances the ability of such Sub-Advisers to manage the Funds.

With respect to Spectrum, the Sub-Adviser has not participated in soft dollar arrangements with respect to the Securities Fund’s portfolio transactions. The Board, however, noted that Spectrum utilized its own broker-dealer for portfolio transactions for the Securities Fund and therefore may receive some indirect compensation.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III		176

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		176

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		176

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		176

NUVEEN	95

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		176

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		176

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		176

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		176

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		176

96	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		176

∎ ROBERT L. YOUNG(3)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		174

Interested Board Member:

∎ MARGO L. COOK(2)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2006 Class III		176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		177

NUVEEN	97

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		177

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		177

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		177

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		177

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		177

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

98	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 9o1 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		177

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		177

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		176

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		177

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		177

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	99

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0717D        258849-INV-Y-09/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred and Income 2022 Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2017 [5]	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2016	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund commenced operations on 01/26/2017

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2017	$0	$0	$0	$0
July 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the high grade credit sector team, responsible for trading corporate bonds, and prior to that, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Companies	8	$7.87 billion
	Pooled Accounts	3	$94 million
	Other Accounts	499	$646 million
Brenda Langenfeld	Registered Investment Companies	7	$8.82 billion
	Pooled Accounts	5	$186 million
	Other Accounts	503	$1.80 billion

* Assets are as of July 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JPT SECURITIES AS OF JULY 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income 2022 Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2017